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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

September 30, 2020
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-281-3217 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-281-3217. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	October 23, 2020

Dear Shareholders,

Equity markets continued their strong positive performance off the March lows in the third quarter. Despite a modest selloff in September, the S&P 500® Index gained 8.93% for the third quarter ended September 30, 2020. Combined with Q2’s 20.54% gain, it was the best two-quarter stretch for large-cap stocks since 2009, when markets were recovering from the financial crisis. Small caps’ gains were less robust, with a 4.93% rise in the Russell 2000® Index during Q3. Year-to-date, the S&P 500 is up 5.57% through the end of the third quarter, and the Russell 2000 is down 8.69%.

Most of the strong index returns have been driven by mega-cap tech stocks. Apple, Inc. (APPL), for example, gained 27% in Q3, becoming the first company in global history to surpass a $2 trillion market cap. Apple’s market cap has surpassed that of the entire Russell 2000 and roughly equals the S&P 500 Energy, Utilities and Materials sectors combined. The Information Technology sector has grown to 28% of the S&P 500, and if you add in the tech-heavy Communication Services sector’s 11% weighting and Amazon’s 5% weighting, the true Tech weighting is now pushing 44%, a record high.

This phenomenon has sucked attention and capital from other areas of the market. While the Nasdaq is up 25% year-to-date, the small-cap oriented Russell 2000 is down 8.69% year-to-date and the Lipper Large Cap Value® Index is down around 11%, highlighting the massive disparity between “growth” and “value” investing. A low-growth economic environment and ultra-low interest rates have combined to increase the allure of long-tailed growth stories. Recently, Fed Chairman Jerome Powell added fuel to the fire by announcing new monetary policy that takes a more relaxed approach to inflation and virtually promising easy money/low interest rates for the foreseeable future. This policy has greased the skids for further speculation, and we clearly see signs of excess in certain areas of the market: with the red-hot initial public offering (IPO) market, junk bonds offering low yields, and the return of day traders – this time on the Robinhood app.

We are making sure that we maintain balance in our portfolios between durable growth stories and more economically sensitive companies. We also recognize that many of our holdings have benefitted from the stay at home phenomena and may have seen a demand pull forward. We have been scaling back our exposure to some of these holdings, while adding to companies that stand to benefit when the world normalizes from the pandemic. In the near term, investors will likely continue to grapple with fears of a second coronavirus wave this fall/winter and potentially positive phase 3 vaccine trial data readouts. Given the cross currents, we think maintaining balance in the portfolios is the most prudent course of action. At the margin, tilting the portfolios towards re-opening beneficiaries could pay off handsomely in the next couple of years, especially given their attractive valuations relative to hotter parts of the market.

All eyes are on the federal government. It remains unclear whether Congress will agree on a fourth stimulus package. Even more importantly, the November elections are in particular focus this year, and the prospect for a delayed/contested outcome seems to be the biggest risk to markets. Market volatility returned in September and we expect volatility to remain elevated through this uncertain period. While political party leadership has typically had very little correlation with equity markets, we expect markets to be volatile throughout the election process. We don’t have a crystal ball on timing, but we think the election will eventually conclude, and the economy should continue to gradually heal from the depths of the pandemic earlier this year. Importantly, Fed policy remains highly supportive for equities, and our rebalancing actions taken in the quarter should further improve risk/reward for our portfolios going forward.

Please see our fund letters for discussion of specific ideas and investment themes. Thank you for your trust.

Davenport Core Fund (DAVPX)

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index, the Core Fund’s primary benchmark, for the periods ended September 30, 2020.

	Q3 2020	1 Year	3 Years*	5 Years*	10 Years*	Since Inception 1/15/98*
Core Fund (DAVPX)	8.40%	9.43%	10.28%	11.77%	12.30%	7.23%
S&P 500 Index**	8.93%	15.15%	12.28%	14.15%	13.74%	7.74%

30-Day SEC Yield: -0.06%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Core Fund (DAVPX) posted strong performance in the third quarter, building on the second quarter’s sharp recovery from the first quarter selloff. The Core Fund gained 8.40% in the third quarter, roughly in-line with the S&P 500® Index’s 8.93% advance. Calendar year-to-date the Fund is up 2.63%, behind the S&P 500’s 5.57% return.

This year, the S&P 500’s returns have been overwhelmingly driven by a handful of mega-cap Tech stocks. As a market cap-weighted index, the largest companies by market value have a disproportionate effect on the Index’s performance. Given the strong performance of the top five names (Apple, Inc. (AAPL), Amazon.com, Inc. (AMZN), Microsoft Corp. (MSFT), Facebook, Inc. (FB) and Alphabet, Inc. (GOOGL)) over the last several years, these top five now comprise ~22% of the S&P 500, a concentration level not seen since the late 1990s.

We own four of these five companies in the Core Fund (FB being the sole exception), and hold these platform companies in high regard, given their dominance in highly attractive end markets. That being said, a crucial part of our job is to manage the risk of the Fund. Our risk management process has caused us to own these names in smaller size than the S&P 500 Index does. These underweights have made it tough to outperform the Index in recent years, including this one. Nevertheless, we think the owners of the Fund and readers of this letter will be better served with us keeping a watchful eye on risk mitigation over time, rather than continuing to buy at ever higher prices. We note that the S&P 500 Equal-Weighted Index is actually down 5.8% year-to-date, which is one of the wider divergences we have seen. So while we never enjoy underperforming, we think that framing performance in light of the recent market dynamics provides a more complete picture; and we are pleased to have captured most of the broader market’s advance this year.

Transaction activity remained relatively high in Q3, as it has all year given the elevated volatility and unique nature of 2020. We took some profits in standout performers Adobe, Inc. (ADBE) and Amazon.com, Inc. (AMZN). We added to our position in Walt Disney Co. (DIS), which is currently executing well in streaming and would stand to benefit nicely with its parks and sports exposure in a vaccine-led COVID recovery. We swapped out one ESG-friendly company for another, selling our position in sanitation provider Ecolab, Inc. (ECL) to purchase Ball Corp. (BLL), achieving a more attractive valuation for another high-quality company. Ball is the dominant provider of aluminum cans, with more than double the market share of its closest competitor. Aluminum cans are on trend given favorable sustainability attributes (aluminum cans are infinitely recyclable), resulting in a growth tailwind for this franchise that has consistently created shareholder value over time.

We also sold some companies whose outlooks are more challenged. We completely exited the Energy sector, with sales of Chevron Corp. (CVX) and Marathon Petroleum Corp. (MPC), as the environment becomes increasingly difficult for fossil fuel companies when looking out over the long term. We also sold CVS Health Corp. (CVS) and Capital One Financial Corp. (COF), which have been struggling to consistently grow. We added to merger-driven stories we remain excited about: T-Mobile US, Inc. (TMUS) and AON plc (AON).

We continue to invest in what we consider high potential opportunities, buying positions in MercadoLibre, Inc. (MELI) and Illumina, Inc. (ILMN). MercadoLibre is the #1 e-commerce player in South America, where e-commerce penetration remains low and the growth runway very long. We are perhaps even more excited about the FinTech side of the business, which is the front-runner to profitably serve South America’s underbanked population in a low-cost, digital manner. Management has been exceptional at both innovation and execution. Illumina is the dominant provider of genome-sequencing equipment and consumables. Genomic medicine is perhaps the most promising area of healthcare over the next decade, with the potential to detect (and possibly cure) cancer earlier, cure genetic diseases and generally improve our understanding of human biology. Virtually all of these exciting breakthroughs are enabled through the use of ILMN’s platform sequencing technology.

In closing, we have been active during a very turbulent year for the markets, working to uncover new opportunities and optimize the Fund, remaining mindful of risk. Thank you for your trust and interest.

Recent Purchases:

Aon plc (AON) – Given our belief that the rising insurance pricing cycle still has further to run, we elected to add to AON during the quarter, which should stand to benefit without the risks of payouts that underwriters face.

Ball Corporation (BLL) – BLL is the dominant player in the metal packaging industry, which we believe should be supported by several tailwinds over the coming years, so we chose to initiate a position.

Illumina, Inc. (ILMN) – We initiated a position in ILMN as it is the world’s dominant provider of tools (machines & consumables) for genetic and genomic analysis, with an 80-90% market share. In 2019, the company did $3.5bn in revenue with a 70% gross margin and a 28% operating margin. We chose to add to our position during the quarter as long term prospects outweigh near-term pandemic pressures on the stock.

iShares Nasdaq Biotechnology ETF (IBB) – We added to IBB during the quarter to gain diversified exposure to the broad-based innovation happening in the healthcare sector, while looking to minimize stock-specific risks attached to any one therapy.

MercadoLibre, Inc. (MELI) – MELI is an online marketplace e-commerce and payments company operating across Latin America. MELI’s original e-commerce business launched in 1999, and has become the #1 e-commerce website in Latin America. In light of the business model, growth rate, and large market opportunity, we elected to initiate a position at what we believe to be a reasonable valuation.

Sony Corporation (SNE) – SNE has grown from an audio-video equipment manufacturer to a global digital entertainment conglomerate. With the company focused on cultivating its portfolio to be an enabler of entertainment, we chose to initiate a position in the name.

T-Mobile US, Inc. (TMUS) – We added to our position in TMUS. We continue to see a significant runway for double-digit earnings growth as TMUS continues to take share, improves its network with the Sprint spectrum, reduces duplicative marketing costs, and eliminates a competitor.

Walt Disney Company (The) (DIS) – Despite results from the COVID-19 pandemic, Disney’s best-in-class brand, global distribution, production assets, content library, and balance sheet strength should allow the company to build scaled DTC video platforms in the large and growing streaming market that is significantly bigger than Disney’s parks and movie theater businesses currently. As such we added to our position.

Recent Sales:

Adobe, Inc. (ADBE) – Despite two previous chips, the strong performance had caused the stock to become the biggest position in the portfolio and the only position above 5.0%.As such, we elected to reduce the position back by 120 basis points (1.2%.)

Amazon.com, Inc. (AMZN) – We elected to reduce our position size somewhat after a 63% year-to-date move relative to a flat S&P 500®, as we think there is some risk that future gains have been pulled forward so far this year.

Capital One Financial Corporation (COF) – COF has been a frustrating stock over the last couple of years given a persistently low valuation that seems to overly discount the prospects for negative revisions while giving little credit to positive developments. As such, we elected to sell our position.

Chevron Corporation (CVX) – With governments and entrepreneurs around the world increasingly working to decrease their use in favor of greener alternatives, we are not enthused by the longer-term growth outlook for fossil fuel producers, and therefore elected to sell our position in CVX.

CVS Health Corporation (CVS) – We elected to sell our position during the quarter, as shares have failed to gain steam during our ownership period. While we ultimately think that the merger with Aetna could turn out to become a major positive for CVS, it is hard to have much visibility in the near term.

Ecolab, Inc. (ECL) – While ECL has been a good stock for us since our initial purchase, we chose to sell the shares as recent earnings growth has been disappointing and valuations appear full.

Marathon Petroleum Corporation (MPC) – MPC has been a volatile name for us over our holding period. While we initially purchased it well, we overstayed our welcome with the refining cycle peaking in 2018. With the effects of the COVID-19 pandemic, the clouded visibility combined with a more reasonable valuation prompted us to move out of the name.

Davenport Value & Income Fund (DVIPX)

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2020.

	Q3 2020	1 Year	3 Years*	5 Years*	Since Inception 12/31/10*
Value & Income Fund (DVIPX)	8.10%	(3.71%)	2.32%	7.28%	9.51%
Russell 1000® Value Index**	5.59%	(5.02%)	2.63%	7.66%	9.09%
S&P 500 Index**	8.93%	15.15%	12.28%	14.15%	12.93%

30-Day SEC Yield: 1.50%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500 Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Value & Income Fund (DVIPX) continued to recover during the third quarter ended September 30, 2020, increasing 8.10%, but remains down 10.11% year-to-date. This compares to the Fund’s primary benchmark, the Russell 1000 Value® Index, which increased 5.59% in the third quarter and is down 11.58% year-to-date. The S&P 500® Index increased 8.93% in the third quarter and is up 5.57% year-to-date. Many of the same themes from the second quarter continued into the third, with strong performance from growth stocks as well as those tied to an economic recovery. We continue to try to maintain a balance between companies that have benefitted from “stay at home” and those that should do well in a COVID-19 recovery scenario. At the same time, we have reduced exposure to areas where the crisis has accelerated or intensified secular headwinds.

Third-quarter performance was led by Industrials stocks as the economy snapped back sharply from second quarter lows. United Parcel Service, Inc. (UPS) and Watsco, Inc. (WSO) were our top two performers as both companies reported stellar results. UPS continues to benefit from increased e-commerce volumes and we think the new management team’s focus on operational efficiency, margins, and returns should lead to continued gains ahead. QUALCOMM, Inc. (QCOM) was another standout performer as the company removed a significant overhang by settling two long-standing legal battles, allowing investors to focus solely on the upcoming 5G cycle. Our key detractors in the quarter were Cisco Systems, Inc. (CSCO), Chevron Corp. (CVX), and CVS Health Corp. (CVS). Cisco was hurt by poor earnings and a subdued outlook given a slowdown in IT spending. Chevron continues to be hurt by low oil prices and a tough investing environment for fossil fuel businesses. We sold our position in CVS during the quarter as the company’s integration of Aetna is taking longer than anticipated, and we suspect some of the front of store pressure may persist post-COVID.

During the quarter, as part of our balanced strategy, we increased our positions in several names that pay good dividends and are also likely to benefit from economic improvement. These include Lamar Advertising Co. (LAMR), Brookfield Asset Management, Inc. (BAM), Gaming & Leisure Properties, Inc. (GLPI), and 3M Co. (MMM). As noted, we reduced exposure to names with secular headwinds, including the sale of Bank of America Corp. (BAC), Marathon Petroleum Corp. (MPC), International Business Machines (IBM), and the aforementioned CVS. We reinvested the proceeds into new positions in Sony Corp. (SNE), Deere & Co. (DE), L3Harris Technologies, Inc. (LHX), and Alphabet, Inc. (GOOGL). We view all four of these stocks as significantly undervalued relative to their growth prospects and business quality.

Deere is a perfect example of what we are focused on in the current environment. The company is the largest manufacturer of agricultural equipment in the world and a major producer of construction machinery. As expected, the company’s earnings (and stock) were hurt by the worldwide coronavirus outbreak, which gave us an opportunity to purchase this best-in-class industrial at an attractive price. As the recovery continues, the company’s strong efficiency during down cycles should lead to earnings that are double or triple this year’s cyclical low. With an investment-grade balance sheet, shareholder-friendly management team, and consistently growing dividend, we think the stock fits well in the Fund.

In sum, we are pleased that the Fund continues to recover and is outpacing its benchmark so far this year. A reversal of the outperformance of “growth” vs. “value” stocks would certainly bode well for the Fund. However, in the meantime we believe our balanced approach should position us well as the recovery continues, while also improving our risk profile should things take a turn for the worse.

Recent Purchases:

Alphabet, Inc. - Class A (GOOGL) – GOOGL may not be thought of as a traditional “value” stock, but we believe the stock is undervalued relative to its growth prospects and business quality, so we initiated a position in the name.

Brookfield Asset Management, Inc. (BAM) – We added to BAM as near zero interest rates in virtually all developed economies enhanced the value of the contractual cash flows associated with the company’s asset base.

Deere & Company (DE) – We view Deere as a best-in-class industrial cyclical with dominant market share and a focus on technology that should allow the company to continue to outperform peers. Therefore we decided to initiate a position.

Gaming and Leisure Properties, Inc, (GLPI) – Due to an improved outlook for the company, dividend visibility, and valuation below that of peers, we elected to add to the position.

Fidelity National Financial, Inc. (FNF) – At 10x 2021 consensus expectations, we feel the stock sports an attractive risk reward profile, especially when considering a near 3.9% dividend yield and ongoing share repurchases. As such, we have added to our position.

Lamar Advertising Company (LAMR) – We think the current level (down 12% from their June highs) is attractive for a company that is still generating solid cash flow and we believe can get through the current period of duress and emerge stronger on the other side, so we have added to our position.

L3Harris Technologies, Inc. (LHX) – We initiated a position in LHX as we like the combination of above-average growth, industry-leading margins, and significant cash flow generation, all at a below-market valuation.

3M Company (MMM) – While MMM has benefited from COVID-related sales (they are the largest producer of N95 masks), we think economies re-opening will provide an added lift given the broad diversification of the company’s end markets. We believe the valuation discount can close and felt now was a good time to boost our position.

QUALCOMM, Inc. (QCOM) – We added to our position as we continue to be attracted to the Qualcomm story with a multi-year earnings growth outlook driven by the implementation of 5G wireless networks globally.

Sony Corporation (SNE) – The company’s portfolio of key content IP assets across gaming, music, and movies/TV will enable the company to execute the shift of value creation from consumer hardware to software (content and services). Therefore, we elected to initiate a position.

Starbucks Corporation (SBUX) – SBUX has been a first mover in the digital area, with a widely used app that customers can order and pay through. These digital investments should position SBUX well for a rebound on the other side of the pandemic so we added to our position.

Recent Sales:

Bank of America Corporation (BAC) – While we think BAC has improved its business greatly under the current leadership, we think the stock is likely to continue to struggle in the face of zero interest rates, unknown loan losses, lack of loan demand, and limited capital returns to shareholders. As such, we elected to sell the position.

CVS Health Corporation (CVS) – We have elected to sell our position in CVS as we struggle to find any near-term catalysts and think earnings estimates are likely to trend down as front of store pressure may persist post-COVID.

International Business Machines Corporation (IBM) – Shares of IBM have failed to gain much traction year-to-date as IBM’s non-cloud business continues to deteriorate. We have become more cautious on the company’s long-term strategy and growth potential, and elected to sell the position.

Las Vegas Sands Corporation (LVS) – Considering March lows, LVS’ business remains significantly impaired and there is limited visibility on the exact timeline of a return to normal. Thus we decided to sell our position.

Lowe’s Companies, Inc. (LOW) – With the stock trading at an all-time high and the potential for moderating growth in the second half of the year, we felt it prudent to take some profits. We continue to like the story long-term but decided to chip our position.

Marathon Petroleum Corporation (MPC) – Given the large losses the company is currently running and an unclear timeline on a path back to profitability, we elected to move on from the name.

Watsco, Inc. (WSO) – We have been waiting for Watsco’s technology investments to pay off, and it seems that margins are finally inflecting higher, and e-commerce adoption is accelerating. WSO was (and continues to be) one of our largest positions, but we decided to take some profits after the recent move.

Davenport Equity Opportunities Fund (DEOPX)

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2020.

	Q3 2020	1 Year	3 Years*	5 Years*	Since Inception 12/31/10*
Equity Opportunities Fund (DEOPX)	9.24%	8.57%	11.49%	11.84%	12.39%
Russell Midcap® Index**	7.46%	4.55%	7.13%	10.13%	10.67%
S&P 500 Index**	8.93%	15.15%	12.28%	14.15%	12.93%

30-Day SEC Yield: -0.27%; Expense Ratio in current prospectus: 0.91%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000®. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500 Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Equity Opportunities Fund (DEOPX) enjoyed continued momentum in the third quarter ended September 30, 2020. The Fund’s 9.24% quarterly advance outpaced the 7.46% increase for the Russell Midcap® Index and puts it nicely into positive territory with a 4.39% year-to-date gain. Again, this compares favorably to the Russell Midcap, which is down 2.35% year-to-date.

Recent purchase DraftKings, Inc. (DKNG) was the Fund’s top performer for the period, advancing north of 75% alongside strong results, compelling partnership announcements (i.e., ESPN and several NFL teams), and additional sports gambling approvals in new jurisdictions. We are pleased this relatively new position has gotten off to such a strong start and realize recent momentum and media attention may lend itself to a higher degree of volatility for the stock going forward. That said, we believe upside remains as the company capitalizes on its first-mover advantage in a new and exciting market opportunity with significant growth runway. Watsco, Inc. (WSO) was another top contributor as the leading HVAC distributor reported strong results, highlighting the resilience of the company’s business model. We added to the position in the midst of panic-selling in April and were pleased to see the shares rally nearly 50% subsequently. Though we elected to trim the position during the quarter, we are still very constructive on the outlook for the company and the stock. After performing well in the second quarter, Dish Network Corp. (DISH) was the Fund’s top detractor in the period. Though this special situation has tried our patience over the years, we maintain confidence that the company will realize significant value through the construction of a next-generation 5G wireless network, utilizing its unique spectrum holdings and newly acquired Boost Mobile assets.

As has been the case throughout the history of the Fund, much of the activity during the period centered on taking opportunities to redistribute funds is a way that optimizes the overall risk/reward profile. This involves maintaining a balance between durable growth stories (some of which have benefitted from the “stay at home” phenomenon) and companies that could benefit substantially from a COVID recovery scenario. As such, we maintain meaningful exposure to companies such as American Tower Corp. (AMT), Etsy, Inc. (ETSY), Take Two Interactive Software, Inc. (TTWO), and others, which are largely net beneficiaries of COVID-19 related restrictions. On the flip side, we have also taken incremental steps to emphasize great businesses with solid long-term prospects that might have more leverage to a “normalization” of economic conditions. Two names that fit this mold are Lamar Advertising Co. (LAMR) and Colfax Corp. (CFX).

Lamar Advertising is a leader in the outdoor advertising space (a.k.a. billboards) and is a name we have great familiarity with, having owned it in the past. Big picture, we are attracted to this category of advertising as it continues to take share from other forms and note the company is still in the early stages of converting traditional billboards to a digital format, which offers attractive returns. In the meantime, LAMR is generating solid cash flow that can get it through the current period of duress and emerge stronger on the other side. While LAMR did cut its dividend (current yield of 3.0%), we expect the dividend to recover quickly as ad spending should get a boost from new categories (i.e., sports betting) and the current political season. As states resume re-opening, we expect consumers to spend more time on the road, thus benefiting outdoor advertising.

As worldwide economies continue to re-open, our confidence in the recovery at Colfax Corp. (CFX) has increased as a rebound in global industrial production should help the welding business and numbers around elective surgeries (many of which can be postponed but not put off indefinitely) should drive a recovery in MedTech. We continue to believe the company’s portfolio is now in a good position to implement its continuous improvement program and compound value creation for shareholders. While near-term results are likely to remain choppy, we think CFX can return to pre-COVID levels of EBITDA in the next year and note that the shares continue to trade at a meaningful discount to peers on a blended basis.

In sum, we are pleased with the Fund’s performance to date and continue to take steps to optimize the risk/reward profile of the strategy. In the face of continued uncertainty, we think it makes sense to maintain an element of balance in the Fund while always staying true to our commitment to quality.

Recent Purchases:

Align Technologies, Inc. (ALGN) – While overall case volumes remain down in this pandemic-affected period, ALGN is well-positioned to ride out this bumpy period with no debt, $400mn of cash on the balance sheet and strong free cash flow generation. Since our initial purchase, the stock has continued to act well, so we added to our position.

Brookfield Asset Management, Inc. (BAM) – We elected to add to BAM as near-zero interest rates in virtually all developed economies enhances the value of the contractual cash flows associated with the company’s asset base.

Black Knight, Inc. (BKI) – BKI has been a stout performer for the strategy, nearly tripling in value since its split from Fidelity National Financial (FNF) in 2015. We are grateful to have had the knowledge base and opportunity to make BKI a meaningful holding early on, and have added to the position again.

Cannae Holdings, Inc. (CNNE) – Put simply, our conviction level is very high with this name and the significant margin of safety coupled with the long list of catalysts/value drivers, we feel like the risk/reward is quite favorable here. Thus, we added to our position multiple times this quarter.

Colfax Corporation (CFX) – While near-term results are likely to remain choppy, we think CFX can return to pre-COVID levels of EBITDA in the next year, and the shares continue to trade at a meaningful discount to peers on a blended basis, so we elected to add to our position.

Draftkings, Inc. (DKNG) – DKNG is the leading U.S. provider of online sports betting. We believe sports betting and mobile gaming can grow at a 25-30% rate for the next decade. DKNG seems well positioned with a leading brand, strong balance sheet (net debt-free), and attractive unit economics at scale so we elected to add to our position.

Fidelity National Financial, Inc. (FNF) – We added to our position as we feel the stock sports an attractive risk reward profile, especially when considering a near 4.5% dividend yield and ongoing share repurchases.

Lamar Advertising Company (LAMR) – We think the current level is attractive for a company that is still generating solid cash flow and we believe can get through the current period of duress and emerge stronger on the other side so initiated a position. We then added to the position as we have greater conviction and visibility with respect to earnings power.

Take-Two Interactive Software, Inc. (TTWO) – Shares of TTWO outperformed throughout the COVID-19 crisis as stay at home orders have encouraged more engagement with the video game publisher’s content, leading to a surge in recurrent consumer spending (RCS) and game sales. Thus, we added to our position.

Recent Sales:

Cboe Global Markets, Inc. (CBOE) – Visibility on the growth outlook has become more clouded since our purchase in 2018. Performance has been somewhat underwhelming as CBOE’s multiple has contracted further. We elected to move on from the name and reposition proceeds into names with a more visible growth outlook

Liberty Broadband Corporation (LBRDK) – As a reminder, LBRDK is a holding company that owns shares of cable company Charter Communications (CHTR). The stock is now trading near all-time highs due to strong performance from CHTR and we felt it prudent to take some profits and redeploy the funds elsewhere. In addition, we chipped the position a second time during the quarter bringing the name to a more normal position size.

LiveNation Entertainment, Inc. (LYV) – After adding to the position in the throes of COVID-19 shutdown panic, we have since been trimming the position as the dramatic recovery in the stock has given way to a more balanced risk-reward profile. For the time being, we elect to sell our position, but hope to return to this company someday.

Watsco, Inc. (WSO) – We have been waiting for WSO’s technology investments to pay off and it seems that margins are finally inflecting higher and e-commerce adoption is accelerating. We continue to believe the company will increase share, grow through acquisition, expand margins and return cash to shareholders. Though we decided to take some profits multiple times this quarter, we are still very constructive on the long-term outlook for this company.

Davenport Small Cap Focus Fund (DSCPX)

This chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000® Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended September 30, 2020.

	Q3 2020	1 Year	3 Year	5 Year	Since Inception 12/31/14*
Small Cap Focus Fund (DSCPX)	8.70%	16.66%	9.97%	13.82%	10.08%
Russell 2000® Index**	4.93%	0.39%	1.77%	8.00%	5.44%

30-Day SEC Yield: 0.04%; Expense Ratio in current prospectus: 0.98%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® index, representing approximately 8% of the total market capitalization of the Russell 3000. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Small Cap Focus Fund (DSCPX) advanced 8.70% during the third quarter ended September 30, 2020, outpacing the 4.93% gain for the Russell 2000® Index. Calendar year-to-date, the Fund is now up 4.53%, which compares favorably to the 8.69% decline for the Russell 2000.

As we highlighted at the end of last quarter, housing has been an important theme for the strategy and a meaningful contributor to performance. This quarter was no different, as building products distributor Builders FirstSource, Inc. (BLDR) and title insurer Stewart Information Services Corp. (STC) produced gains of roughly 58% and 35% during the period, respectively. On top of strong industry fundamentals, BLDR responded favorably to a transformational merger announcement with a major competitor, BMC Stock Holdings, Inc. (BMCH). We elaborate on STC in detail below, as it was a name we pressed meaningfully early in the quarter. Elsewhere, the Fund benefitted from a more than 50% surge in the shares of leading pet insurer, Trupanion, Inc. (TRUP), which saw gains following strong quarterly results and kicked into overdrive due to a short squeeze. While we remain attracted to the long-term growth runway for both the industry and the company, we elected to exit the position entirely as the stock’s valuation became difficult to justify. Our worst performer was a relatively new position called GAN Ltd. (GAN), which is an enabler of online sports betting and virtual casino gambling over the internet. While we are disappointed the position got off to a rocky start, we remain attracted to the company’s net debt-free balance sheet, profitable software-driven business model, and positioning as an enabler of an exciting growth theme.

As mentioned above, we meaningfully increased exposure to Stewart Information Services Corp. (STC) during the quarter. In addition to liking the backdrop for housing transaction activity due to favorable interest rates, demographics, and supply/demand characteristics, we saw a compelling company-specific opportunity for self-improvement on both the operational and capital allocation fronts. We have long followed Stewart Title, having observed several unsuccessful attempts to bring the company’s margin and return profile up to industry standards. Following industry leader Fidelity National Financial, Inc.’s (FNF) unsuccessful takeover bid for the company in late 2019, STC finally got what it needed. In stepped new CEO Fred Eppinger, who has quickly refocused the company operationally and revamped the capital allocation strategy. Already, Eppinger and team executed on a dramatic cost reduction program, stemmed market share losses and announced several M&A transactions that make financial and strategic sense. Though we have been rewarded with the stock’s 35%+ ascent during the quarter, we continue to believe the shares offer further upside as management continues to execute against a favorable industry backdrop.

As is core to our process, we took several steps aimed at optimizing the risk/reward profile of the Fund. As the country (and world) emerges from what we hope is the worst of COVID-19 related shutdowns, we have been busy identifying good businesses, with ample access to liquidity that can survive the current turmoil and have more leverage to a recovery scenario. As such, we have begun to reintroduce names like OneSpaWorld Holdings Ltd. (OSW), which operates spas on cruise ships. This business is extremely predictable and cash generative (when the industry is not shut down), and the company has the liquidity to survive until the end of 2021 with no revenues. We have also introduced a new position in J&J Snack Foods Corp. (JJSF), a distributor of popular snacks (funnel cakes, hot pretzels, and churros) and beverages (owner of the ICEE franchise) to entertainment venues. While the current environment is clearly challenging for the company, this is a quality business with no debt that has compounded value for shareholders consistently over the years. In each of these cases, the stocks trade at meaningful discounts when considering normalized earnings power and should benefit from pent up demand when/if the world ever returns to a state of normalcy. Importantly, we note that these actions have been measured and incremental, reflecting our intent to achieve balance between durable growth companies with defensive characteristics and good businesses with a bit more economic sensitivity.

In sum, we are pleased with our results to date, yet remain hard at work positioning the Fund for the future. On top of the balanced and concentrated collection of high-quality businesses, we continue to have ample flexibility via an above-average cash balance. As always, we thank you for your trust and support.

Davenport Balanced Income Fund (DBALX)

The following chart represents Davenport Balanced Income Fund (DBALX) performance and performance of the Fund’s primary benchmark, the Russell 1000® Value Index for the period ended September 30, 2020.

	Q3 2020	1 Year	3 Year	Since Inception 12/31/15*
Balanced Income Fund (DBALX)	5.60%	(0.83%)	2.62%	5.02%
Russell 1000® Value Index**	5.59%	(5.02%)	2.63%	6.83%

30-Day SEC Yield: 0.91%; Expense Ratio in current prospectus: 0.96%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values

The Davenport Balanced Income Fund (DBALX) increased 5.60% during the third quarter ended September 30, 2020, outperforming the 3.61% increase for the blended 60% Russell 1000 Value® Index and 40% Bloomberg Barclays Intermediate Government/Credit Index. Calendar year-to-date, the Fund decreased 5.07% compared to the 4.25% decrease for the blended benchmark.

The equity performance within the Fund was led by industrial stocks as the economy emerged from lows seen in the previous quarter. United Parcel Service, Inc. (UPS) was our top contributor to performance as the company continues to benefit from increased e-commerce volumes and focus on overall operational efficiency, improving margins, and returns. Outside of Industrials, Brookfield Renewable Partners LP (BEP) was a big contributor to performance during the quarter as there continues to be a growing focus on renewable energy and de-carbonization of the electricity sector. BEP is well-positioned to benefit from this trend, given their diversified global portfolio of renewable generation assets. Our biggest detractors during the quarter were Cisco Systems, Inc. (CSCO), Chevron Corp. (CVX), and CVS Health Corp. (CVS). We elected to sell our position in CVS during the quarter as we believe the company’s integration of Aetna is taking longer than originally anticipated and believe the retail side of the business may continue to see pressure beyond COVID-19.

During the quarter, we introduced and increased positions that we believe are likely to benefit from economic improvement such as Lamar Advertising Co. (LAMR) and Gaming & Leisure Properties, Inc. (GLPI)—while also reducing exposure to names facing secular headwinds such as Bank of America Corp. (BAC) and the aforementioned CVS. We initiated a new position in

Sony Corp. (SNE), a global digital entertainment conglomerate with market-leading positions in video games, music, movies, CMOS image sensors, consumer electronics, and financial services. Despite the company’s business shift from traditional electronic hardware to higher growth digital entertainment verticals, the stock has maintained a below-market multiple over recent years, and we believe the stock trades at a significant discount to intrinsic value, especially when looking out beyond the current fiscal year which has been affected by the global pandemic. Additionally, the company is led by a high-quality management team with a capital allocation strategy that prioritizes investments for the future and returning cash to shareholders through share repurchases and dividends. While the current yield may appear low, the company intends to grow the dividend more meaningfully in the future.

The bond allocation of the Balanced Income Fund consists of 26 high-quality bonds across seven sectors with the top allocations to U.S. Treasuries at 23.06%, Consumer Discretionary at 21.55%, and Energy at 19.62%. The credit quality of the Fund is A+/A1 with an effective maturity of 4.05 years and a duration of 3.62 years. Our floating-rate exposure at the end of the quarter was 17.40%; as you may remember this exposure was closer to 40% at the beginning of 2019 when 3-month LIBOR (London Inter-Bank Offered Rate) was around 3.00%. As the Federal Reserve has taken drastic measures to calm the downdraft in the economy and the market, LIBOR finished Q3 2020 at 0.23%. The income levels for the floating-rate notes change quarterly based on the level of 3-month LIBOR. We still feel that the spread margin of the vintage floating-rate notes that we bought prior to the downturn offer a compelling yield compared to the recent issue fixed issuance. Therefore, we are not outright sellers nor inclined to increase our exposure at this point, as the new floating-rate notes spread on this product doesn’t compensate the Fed Funds rate risk. So, going forward, we will let the floating-rate notes mature, which will decrease our exposure to this coupon type. With the accommodation of the Fed, we will be looking to add exposure to corporate credit if we are compensated for taking either rate or credit risk.

In closing, we are pleased to see the Fund outperform the blended benchmark during the quarter. As the economic recovery continues and we enter a potentially volatile election season, we continue to see value in a balanced portfolio. Our allocation to dividend-paying, value-oriented equities with what we consider strong balance sheets that can weather economic uncertainty and defensive positioning in fixed income should continue to provide a volatility buffer in the near-term as well current income and long-term capital appreciation.

Sincerely,

John P. Ackerly IV, CFA
President, The Davenport Funds

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Core Fund and the S&P 500® Index

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	10 Years
Davenport Core Fund(a)	9.43%	11.77%	12.30%
S&P 500® Index	15.15%	14.15%	13.74%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Russell 1000® Value Index
and the Lipper Equity Income Index

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund(a)	(3.71%)	7.28%	9.51%
Russell 1000® Value Index	(5.02%)	7.66%	9.09%
Lipper Equity Income Index	(1.35%)	8.91%	9.15%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund(a)	8.57%	11.84%	12.39%
Russell Midcap® Index	4.55%	10.13%	10.67%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	Since Inception(b)
Davenport Small Cap Focus Fund(a)	16.66%	13.82%	10.08%
Russell 2000® Index	0.39%	8.00%	5.44%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced
Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value
Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index
and the Morningstar US OE Allocation — 50% to 70% Equity

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	3 Years	Since Inception(b)
Davenport Balanced Income Fund(a)	(0.83%)	2.62%	5.02%
Russell 1000® Value Index	(5.02%)	2.63%	6.83%
Blended 60% Russell 1000® Value Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index	0.12%	3.79%	5.92%
Morningstar US OE Allocation - 50% to 70% Equity	6.28%	5.38%	6.95%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Sector Allocation vs. the S&P 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Danaher Corporation	4.3%
Adobe, Inc.	3.8%
American Tower Corporation	3.7%
Microsoft Corporation	3.6%
Accenture plc - Class A	3.3%
T-Mobile US, Inc.	3.2%
Apple, Inc.	3.2%
Amazon.com, Inc.	3.2%
Mastercard, Inc. - Class A	3.1%
Visa, Inc. - Class A	2.9%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Comcast Corporation - Class A	3.6%
Johnson & Johnson	3.6%
Brookfield Asset Management, Inc. - Class A	3.6%
Watsco, Inc.	3.4%
United Parcel Service, Inc. - Class B	3.3%
Fidelity National Financial, Inc.	3.2%
QUALCOMM, Inc.	3.2%
Lamar Advertising Conpany - Class A	2.8%
Diageo plc - ADR	2,8%
Berkshire Hathaway, Inc. - Class B	2.7%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
American Tower Corporation	5.7%
Sherwin-Williams Company (The)	5.6%
Brookfield Asset Management, Inc. - Class A	5.0%
Etsy, Inc.	4.8%
Take-Two Interactive Software, Inc.	4.7%
Markel Corporation	4.7%
DISH Network Corporation - Class A	4.6%
O’Reilly Automotive, Inc.	4.2%
Fidelity National Financial, Inc.	4.2%
Liberty Broadband Corporation - Series C	4.1%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Cannae Holdings, Inc.	6.4%
Monarch Casino & Resort, Inc.	5.9%
Evoqua Water Technologies Corporation	5.3%
Stewart Information Services Corporation	4.8%
Builders FirstSource, Inc.	4.3%
Colfax Corporation	3.9%
Lamar Advertising Company - Class A	3.9%
Switch, Inc. - Class A	3.7%
Diamond Hill Investment Group, Inc.	3.4%
Watsco, Inc.	3.4%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Comcast Corporation - Class A	2.0%
	Brookfield Asset Management, Inc. - Class A	1.9%
	Johnson & Johnson	1.9%
	Watsco, Inc.	1.8%
	Fidelity National Financial, Inc.	1.8%
	United Parcel Service, Inc. - Class B	1.8%
	QUALCOMM, Inc.	1.8%
	Brookfield Renewable Partners, L.P.	1.6%
	Lamar Advertising Company - Class A	1.6%
	Diageo plc - ADR	1.6%

Equity Sector Concentration vs. the Russell 1000 Value Index (62.0% of Net Assets)

Bond Portfolio (42.6% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	23	AAA
Average Quality		AA
Effective Maturity	yrs.	A
Average Effective Duration	yrs.	BBB
Ba

Sector Breakdown	% of Corporate Bond Portfolio
Consumer Staples	9.3%
Energy	19.6%
Financials	13.6%
Health Care	8.3%
Industrials	9.4%
Materials	5.9%
Technology	10.8%
U.S. Treasury	23.1%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 95.7%	Shares	Value
Communications — 10.8%
Alphabet, Inc. - Class A (a)	8,290	$12,149,824
Alphabet, Inc. - Class C (a)	6,941	10,200,494
Liberty Broadband Corporation - Series C (a)	103,475	14,783,473
T-Mobile US, Inc. (a)	181,618	20,769,834
Walt Disney Company (The)	93,875	11,648,010
		69,551,635
Consumer Discretionary — 11.3%
Amazon.com, Inc. (a)	6,552	20,630,479
CarMax, Inc. (a)	139,983	12,865,838
Home Depot, Inc. (The)	35,678	9,908,137
MercadoLibre, Inc. (a)	5,315	5,753,381
NIKE, Inc. - Class B	96,606	12,127,917
TJX Companies, Inc. (The)	207,349	11,538,972
		72,824,724
Consumer Staples — 5.2%
Mondelez International, Inc. - Class A	154,758	8,890,847
Nestlé S.A. - ADR	126,482	15,083,611
PepsiCo, Inc.	65,734	9,110,733
		33,085,191
Financials — 14.4%
Aon plc - Class A	60,100	12,398,630
Berkshire Hathaway, Inc. - Class B (a)	82,053	17,472,366
Brookfield Asset Management, Inc. - Class A	493,357	16,310,382
Charles Schwab Corporation (The)	282,887	10,248,996
CME Group, Inc.	56,766	9,497,519
JPMorgan Chase & Company	116,788	11,243,181
Markel Corporation (a)	15,757	15,342,591
		92,513,665
Health Care — 12.9%
Abbott Laboratories	103,075	11,217,652
Becton, Dickinson and Company	44,474	10,348,210
Danaher Corporation	126,980	27,342,604
Illumina, Inc. (a)	30,448	9,410,868
Johnson & Johnson	99,285	14,781,551
Medtronic plc	92,610	9,624,031
		82,724,916
Industrials — 5.0%
Honeywell International, Inc.	65,415	10,767,963
Lockheed Martin Corporation	21,531	8,252,402
Union Pacific Corporation	65,908	12,975,308
		31,995,673
Materials — 7.7%
Air Products & Chemicals, Inc.	39,294	11,704,111

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.7% (Continued)	Shares	Value
Materials — 7.7% (Continued)
Ball Corporation	115,660	$9,613,659
Martin Marietta Materials, Inc.	43,247	10,178,614
Sherwin-Williams Company (The)	25,703	17,908,308
		49,404,692
Real Estate — 3.7%
American Tower Corporation	98,746	23,869,871

Technology — 24.7%
Accenture plc - Class A	93,234	21,069,952
Adobe, Inc. (a)	50,230	24,634,299
Apple, Inc.	179,128	20,744,814
Broadcom, Inc.	29,532	10,759,098
Mastercard, Inc. - Class A	59,045	19,967,248
Microsoft Corporation	108,857	22,895,893
Moody’s Corporation	36,170	10,483,874
Sony Corporation - ADR	119,530	9,173,927
Visa, Inc. - Class A	92,686	18,534,419
		158,263,524

Total Common Stocks (Cost $343,075,474)		$614,233,891

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Value
iShares Nasdaq Biotechnology ETF (Cost $9,000,550)	64,546	$8,740,174

MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.04% (b) (Cost $9,387,059)	9,387,059	$9,387,059

Total Investments at Value — 98.6% (Cost $361,463,083)		$632,361,124

Other Assets in Excess of Liabilities — 1.4%		9,091,537

Net Assets — 100.0%		$641,452,661

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2020.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 98.3%	Shares	Value
Communications — 6.8%
Alphabet, Inc. - Class A (a)	6,649	$9,744,775
Comcast Corporation - Class A	508,509	23,523,626
Verizon Communications, Inc.	184,737	10,990,004
		44,258,405
Consumer Discretionary — 6.2%
Lowe’s Companies, Inc.	63,437	10,521,661
McDonald’s Corporation	74,202	16,286,597
Starbucks Corporation	154,691	13,291,050
		40,099,308
Consumer Staples — 13.4%
Anheuser-Busch InBev S.A./N.V. - ADR	248,693	13,399,579
Bunge Ltd.	284,727	13,012,024
Diageo plc - ADR	132,306	18,213,244
PepsiCo, Inc.	120,461	16,695,895
Philip Morris International, Inc.	196,772	14,755,932
Tyson Foods, Inc. - Class A	180,501	10,736,199
		86,812,873
Energy — 2.7%
Chevron Corporation	122,264	8,803,008
Enbridge, Inc.	303,018	8,848,126
		17,651,134
Financials — 18.7%
Berkshire Hathaway, Inc. - Class B (a)	83,352	17,748,975
Brookfield Asset Management, Inc. - Class A	694,467	22,959,079
Capital One Financial Corporation	179,721	12,914,751
Fairfax Financial Holdings Ltd.	41,675	12,222,444
Fidelity National Financial, Inc.	660,175	20,670,080
JPMorgan Chase & Company	183,956	17,709,444
Markel Corporation (a)	17,206	16,753,482
		120,978,255
Health Care — 10.3%
Bristol-Myers Squibb Company	232,049	13,990,234
Johnson & Johnson	155,492	23,149,649
Medtronic plc	161,829	16,817,270
Merck & Company, Inc.	154,002	12,774,466
		66,731,619
Industrials — 17.2%
3M Company	108,467	17,374,244
Deere & Company	53,955	11,958,046
L3Harris Technologies, Inc.	55,517	9,429,007
Norfolk Southern Corporation	71,232	15,242,936
TE Connectivity Ltd.	143,304	14,006,533

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.3% (Continued)	Shares	Value
Industrials — 17.2% (Continued)
United Parcel Service, Inc. - Class B	128,609	$21,430,118
Watsco, Inc.	93,164	21,696,964
		111,137,848
Real Estate — 8.8%
Crown Castle International Corporation	93,603	15,584,900
Gaming and Leisure Properties, Inc.	377,879	13,955,062
Lamar Advertising Company - Class A	277,643	18,371,637
W.P. Carey, Inc.	135,517	8,830,288
		56,741,887
Technology — 9.8%
Cisco Systems, Inc.	307,385	12,107,895
Microsoft Corporation	82,296	17,309,318
QUALCOMM, Inc.	174,494	20,534,454
Sony Corporation - ADR	170,308	13,071,139
		63,022,806
Utilities — 4.4%
Dominion Energy, Inc.	223,273	17,622,938
NextEra Energy, Inc.	37,769	10,483,163
		28,106,101

Total Common Stocks (Cost $541,703,734)		$635,540,236

MONEY MARKET FUNDS — 0.2%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.04% (b) (Cost $1,497,827)	1,497,827	$1,497,827

Total Investments at Value — 98.5% (Cost $543,201,561)		$637,038,063

Other Assets in Excess of Liabilities — 1.5%		9,584,761

Net Assets — 100.0%		$646,622,824

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2020.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 98.5%	Shares	Value
Communications — 16.2%
Altice USA, Inc. - Class A (a)	555,409	$14,440,634
DISH Network Corporation - Class A (a)	828,365	24,047,436
Liberty Broadband Corporation - Series C (a)	149,709	21,388,925
Take-Two Interactive Software, Inc. (a)	146,444	24,195,478
		84,072,473
Consumer Discretionary — 22.3%
Cannae Holdings, Inc. (a)	529,947	19,745,825
CarMax, Inc. (a)	203,830	18,734,015
DraftKings, Inc. - Class A (a)	282,846	16,642,659
Etsy, Inc. (a)	203,598	24,763,625
MercadoLibre, Inc. (a)	13,071	14,149,096
O’Reilly Automotive, Inc. (a)	47,551	21,924,815
		115,960,035
Financials — 17.7%
Brookfield Asset Management, Inc. - Class A	791,144	26,155,221
Fairfax Financial Holdings Ltd.	67,386	19,762,966
Fidelity National Financial, Inc.	690,050	21,605,465
Markel Corporation (a)	24,847	24,193,524
		91,717,176
Health Care — 5.1%
Align Technology, Inc. (a)	36,156	11,836,028
Zoetis, Inc.	87,976	14,548,591
		26,384,619
Industrials — 10.4%
Colfax Corporation (a)	471,677	14,791,791
Watsco, Inc.	87,416	20,358,312
Xylem, Inc.	224,492	18,884,267
		54,034,370
Materials — 8.8%
Martin Marietta Materials, Inc.	71,088	16,731,272
Sherwin-Williams Company (The)	41,395	28,841,552
		45,572,824
Real Estate — 8.2%
American Tower Corporation	123,333	29,813,286
Lamar Advertising Company - Class A	190,442	12,601,547
		42,414,833
Technology — 9.8%
Autodesk, Inc. (a)	67,113	15,503,774
Black Knight, Inc. (a)	239,209	20,823,144
Intuit, Inc.	45,549	14,858,539
		51,185,457

Total Common Stocks (Cost $368,339,179)		$511,341,787

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.04% (b) (Cost $9,506,489)	9,506,489	$9,506,489

Total Investments at Value — 100.3% (Cost $377,845,668)		$520,848,276

Liabilities in Excess of Other Assets — (0.3%)		(1,726,117)

Net Assets — 100.0%		$519,122,159

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2020.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 92.3%	Shares	Value
Communications — 9.9%
Cable One, Inc.	3,357	$6,329,388
Liberty Latin America Ltd. - Class C (a)	639,576	5,206,149
Shenandoah Telecommunications Company	150,368	6,681,602
Switch, Inc. - Class A	703,796	10,986,256
		29,203,395
Consumer Discretionary — 27.4%
American Woodmark Corporation (a)	100,212	7,870,651
Builders FirstSource, Inc. (a)	391,598	12,773,927
Cannae Holdings, Inc. (a)	503,866	18,774,047
Etsy, Inc. (a)	29,629	3,603,775
GAN Ltd. (a)	369,308	6,241,305
Hanesbrands, Inc.	626,701	9,870,541
Monarch Casino & Resort, Inc. (a)	387,244	17,271,082
OneSpaWorld Holdings Ltd.	655,099	4,258,144
		80,663,472
Consumer Staples — 7.1%
Bunge Ltd.	110,000	5,027,000
J & J Snack Foods Corporation	51,000	6,649,890
Seaboard Corporation	3,254	9,230,589
		20,907,479
Financials — 16.0%
Diamond Hill Investment Group, Inc.	79,614	10,056,840
Foley Trasimene Acquisition Corporation (a)	800,000	9,032,000
Kinsale Capital Group, Inc.	16,917	3,217,275
Stewart Information Services Corporation	323,757	14,157,894
TowneBank	323,732	5,309,205
Trebia Acquisition Corporation (a)	500,000	5,400,000
		47,173,214
Industrials — 15.3%
Casella Waste Systems, Inc. - Class A (a)	139,012	7,763,820
Colfax Corporation (a)	366,992	11,508,869
Evoqua Water Technologies Corporation (a)	739,579	15,693,866
Watsco, Inc.	42,896	9,990,050
		44,956,605
Materials — 7.7%
Fortuna Silver Mines, Inc. (a)	1,078,251	6,857,676
MAG Silver Corporation (a)	407,434	6,624,877
NewMarket Corporation	27,246	9,326,851
		22,809,404
Real Estate — 5.5%
FRP Holdings, Inc. (a)	118,860	4,952,896
Lamar Advertising Company - Class A	171,595	11,354,441
		16,307,337

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.3% (Continued)	Shares	Value
Technology — 3.4%
Sonos, Inc. (a)	301,970	$4,583,904
Verra Mobility Corporation (a)	549,260	5,305,852
		9,889,756

Total Common Stocks (Cost $225,446,792)		$271,910,662

MONEY MARKET FUNDS — 7.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.04% (b) (Cost $23,298,839)	23,298,839	$23,298,839

Total Investments at Value — 100.2% (Cost $248,745,631)		$295,209,501

Liabilities in Excess of Other Assets — (0.2%)		(687,151)

Net Assets — 100.0%		$294,522,350

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2020.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 61.5%	Shares	Value
Communications — 3.7%
Alphabet, Inc. - Class A (a)	925	$1,355,680
Comcast Corporation - Class A	72,401	3,349,270
Verizon Communications, Inc.	25,334	1,507,120
		6,212,070
Consumer Discretionary — 4.2%
Cannae Holdings, Inc. (a)	35,849	1,335,734
Lowe’s Companies, Inc.	8,846	1,467,198
McDonald’s Corporation	10,246	2,248,894
Starbucks Corporation	21,567	1,853,037
		6,904,863
Consumer Staples — 8.7%
Anheuser-Busch InBev S.A./N.V. - ADR	34,055	1,834,883
Bunge Ltd.	39,012	1,782,849
Diageo plc - ADR	18,672	2,570,388
Ingredion, Inc.	13,155	995,570
PepsiCo, Inc.	16,526	2,290,504
Philip Morris International, Inc.	27,471	2,060,050
Tyson Foods, Inc. - Class A	24,894	1,480,695
Universal Corporation	31,964	1,338,652
		14,353,591
Energy — 1.9%
Chevron Corporation	16,932	1,219,104
Enbridge, Inc.	41,717	1,218,137
Enterprise Products Partners, L.P.	45,067	711,608
		3,148,849
Financials — 12.4%
Berkshire Hathaway, Inc. - Class B (a)	11,473	2,443,061
Brookfield Asset Management, Inc. - Class A	97,228	3,214,358
Capital One Financial Corporation	24,967	1,794,129
Diamond Hill Investment Group, Inc.	11,715	1,479,839
Fairfax Financial Holdings Ltd.	5,756	1,688,120
Fidelity National Financial, Inc.	94,131	2,947,241
JPMorgan Chase & Company	25,480	2,452,959
Markel Corporation (a)	2,366	2,303,774
Stewart Information Services Corporation	50,417	2,204,735
		20,528,216
Health Care — 5.6%
Bristol-Myers Squibb Company	32,006	1,929,642
Johnson & Johnson	21,433	3,190,945
Medtronic plc	22,304	2,317,831
Merck & Company, Inc.	21,142	1,753,729
		9,192,147

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 61.5% (Continued)	Shares	Value
Industrials — 9.3%
3M Company	15,092	$2,417,437
Deere & Company	7,738	1,714,973
L3Harris Technologies, Inc.	7,710	1,309,466
Norfolk Southern Corporation	9,678	2,070,995
TE Connectivity Ltd.	19,630	1,918,636
United Parcel Service, Inc. - Class B	17,565	2,926,856
Watsco, Inc.	13,056	3,040,612
		15,398,975
Real Estate — 4.8%
Crown Castle International Corporation	12,840	2,137,860
Gaming and Leisure Properties, Inc.	52,565	1,941,221
Lamar Advertising Company - Class A	39,607	2,620,795
W.P. Carey, Inc.	18,598	1,211,846
		7,911,722
Technology — 5.3%
Cisco Systems, Inc.	42,155	1,660,486
Microsoft Corporation	11,293	2,375,257
QUALCOMM, Inc.	24,680	2,904,342
Sony Corporation - ADR	24,392	1,872,086
		8,812,171
Utilities — 5.6%
Brookfield Infrastructure Partners, L.P.	41,245	1,964,087
Brookfield Renewable Partners, L.P.	51,333	2,697,549
Brookfield Renewable Corporation - Class A	12,833	752,014
Dominion Energy, Inc.	30,720	2,424,729
NextEra Energy, Inc.	5,146	1,428,324
		9,266,703

Total Common Stocks (Cost $93,221,125)		$101,729,307

EXCHANGE-TRADED FUNDS — 0.5%	Shares	Value
Utilities Select Sector SPDR Fund (The) (Cost $656,257)	13,027	$773,543

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 21.5%	Par Value	Value
Consumer Staples — 2.6%
Altria Group, Inc., 4.75%, due 05/05/2021	$1,500,000	$1,537,715
J.M. Smucker Company (The), 3.50%, due 10/15/2021	1,500,000	1,546,264
PepsiCo, Inc., 2.75%, due 03/05/2022	1,200,000	1,241,545
		4,325,524
Energy — 5.0%
Boardwalk Pipelines, L.P., 4.45%, due 07/15/2027	2,000,000	2,153,892
Halliburton Company, 3.80%, due 11/15/2025	2,325,000	2,526,310
MPLX, L.P., 4.125%, due 03/01/2027	3,250,000	3,572,542
		8,252,744
Financials — 2.3%
BlackRock, Inc., 3.50%, due 03/18/2024	1,150,000	1,267,311
Citigroup, Inc., 3.30%, due 04/27/2025	2,250,000	2,473,694
		3,741,005
Health Care — 3.0%
Amgen, Inc., 2.20%, due 02/21/2027	2,000,000	2,119,260
CVS Health Corporation, 3.00%, due 08/15/2026	2,600,000	2,846,605
		4,965,865
Industrials — 3.4%
General Dynamics Corporation, 3.375%, due 05/15/2023	3,250,000	3,489,786
John Deere Capital Corporation, 2.60%, due 03/07/2024	2,000,000	2,138,384
		5,628,170
Materials — 1.3%
Sherwin-Williams Company (The), 3.45%, due 06/01/2027	2,000,000	2,246,030

Technology — 3.9%
Fiserv, Inc., 3.20%, due 07/01/2026	2,225,000	2,472,072
Oracle Corporation, 3.625%, due 07/15/2023	1,500,000	1,628,849
PayPal Holdings, Inc., 2.40%, due 10/01/2024	2,250,000	2,383,982
		6,484,903

Total Fixed Rate Corporate Bonds (Cost $33,574,379)		$35,644,241

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
VARIABLE RATE CORPORATE BONDS (b) — 6.3%	Par Value	Value
Consumer Staples — 0.7%
Campbell Soup Company, 0.88% (3MO LIBOR + 63), due 03/15/2021	$1,250,000	$1,252,312

Energy — 2.1%
BP Capital Markets plc, 0.88% (3MO LIBOR + 65), due 09/19/2022	1,750,000	1,754,867
ConocoPhillips Company, 1.18% (3MO LIBOR + 90), due 05/15/2022	1,750,000	1,766,740
		3,521,607
Financials — 2.7%
Goldman Sachs Group, Inc., 1.45% (3MO LIBOR + 117), due 11/15/2021	2,000,000	2,002,468
JPMorgan Chase & Company, 1.73% (3MO LIBOR + 148), due 03/01/2021	1,500,000	1,507,334
Wells Fargo & Company, 1.26% (3MO LIBOR + 101), due 12/07/2020	929,000	930,646
		4,440,448
Materials — 0.8%
Vulcan Materials Company, 0.90% (3MO LIBOR + 65), due 03/01/2021	1,275,000	1,275,482

Total Variable Rate Corporate Bonds (Cost $10,483,071)		$10,489,849

U.S. TREASURY OBLIGATIONS — 8.4%	Par Value	Value
U.S. Treasury Notes — 8.4%
3.125%, due 05/15/2021	$2,750,000	$2,801,563
2.75%, due 06/30/2025	4,810,000	5,374,423
2.875%, due 08/15/2028	4,785,000	5,650,973
Total U.S. Treasury Obligations (Cost $12,357,204)		$13,826,959

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.04% (c) (Cost $2,535,899)	2,535,899	$2,535,899

Total Investments at Value — 99.7% (Cost $152,827,935)		$164,999,798

Other Assets in Excess of Liabilities — 0.3%		465,225

Net Assets — 100.0%		$165,465,023

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

(a)	Non-income producing security.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of September 30, 2020. The reference rate and spread (in basis points) are indicated parenthetically.

(c)	The rate shown is the 7-day effective yield as of September 30, 2020.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020 (Unaudited)
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At cost	$361,463,083	$543,201,561	$377,845,668
At value (Note 2)	$632,361,124	$637,038,063	$520,848,276
Cash	9,008,000	—	—
Receivable for capital shares sold	331,159	87,830	69,889
Receivable for investment securities sold	—	9,397,931	—
Dividends receivable	334,026	913,931	140,901
Other assets	24,338	27,355	24,342
TOTAL ASSETS	642,058,647	647,465,110	521,083,408

LIABILITIES
Payable for capital shares redeemed	151,077	378,191	116,957
Payable for investment securities purchased	—	—	1,469,475
Accrued investment advisory fees (Note 4)	393,569	401,640	317,997
Payable to administrator (Note 4)	52,520	54,965	47,510
Other accrued expenses	8,820	7,490	9,310
TOTAL LIABILITIES	605,986	842,286	1,961,249

NET ASSETS	$641,452,661	$646,622,824	$519,122,159

Net assets consist of:
Paid-in capital	$373,975,251	$581,925,263	$362,969,869
Accumulated earnings	267,477,410	64,697,561	156,152,290
Net assets	$641,452,661	$646,622,824	$519,122,159

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	23,229,896	42,314,025	24,815,755

Net asset value, offering price and redemption price per share (Note 2)	$27.61	$15.28	$20.92

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) September 30, 2020 (Unaudited)
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At cost	$248,745,631	$152,827,935
At value (Note 2)	$295,209,501	$164,999,798
Cash	—	42,475
Receivable for capital shares sold	369,415	13,103
Dividends and interest receivable	138,074	519,392
Other assets	20,975	19,037
TOTAL ASSETS	295,737,965	165,593,805

LIABILITIES
Payable for capital shares redeemed	205,498	6,200
Payable for investment securities purchased	797,670	—
Accrued investment advisory fees (Note 4)	176,327	102,152
Payable to administrator (Note 4)	28,660	16,285
Other accrued expenses	7,460	4,145
TOTAL LIABILITIES	1,215,615	128,782

NET ASSETS	$294,522,350	$165,465,023

Net assets consist of:
Paid-in capital	$231,748,861	$159,715,201
Accumulated earnings	62,773,489	5,749,822
Net assets	$294,522,350	$165,465,023

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	18,278,503	14,535,669

Net asset value, offering price and redemption price per share (Note 2)	$16.11	$11.38

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2020 (Unaudited)
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$4,001,785	$9,265,253	$1,933,540
Foreign withholding taxes on dividends	(137,583)	(124,089)	(25,873)
TOTAL INVESTMENT INCOME	3,864,202	9,141,164	1,907,667

EXPENSES
Investment advisory fees (Note 4)	2,212,431	2,320,354	1,777,755
Administration fees (Note 4)	290,632	309,875	259,629
Registration and filing fees	18,698	16,783	20,318
Custodian and bank service fees	17,302	18,260	14,110
Compliance service fees (Note 4)	13,642	14,195	11,464
Audit and tax service fees	8,750	8,750	8,750
Printing of shareholder reports	7,167	8,827	7,513
Trustees’ fees (Note 4)	7,500	7,500	7,500
Insurance expense	5,616	7,628	4,844
Legal fees	3,952	3,952	3,952
Postage and supplies	3,541	3,735	3,758
Other expenses	4,496	4,726	3,574
TOTAL EXPENSES	2,593,727	2,724,585	2,123,167

NET INVESTMENT INCOME (LOSS)	1,270,475	6,416,579	(215,500)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	12,514,645	(30,121,558)	13,365,439
Foreign currency transactions	—	7,294	—
Net change in unrealized appreciation (depreciation) on investments	127,592,003	143,228,369	120,780,448
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	140,106,648	113,114,105	134,145,887

NET INCREASE IN NET ASSETS FROM OPERATIONS	$141,377,123	$119,530,684	$133,930,387

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Six Months Ended September 30, 2020 (Unaudited)
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$1,061,944	$1,510,596
Foreign withholding taxes on dividends	—	(23,003)
Interest	—	735,895
TOTAL INVESTMENT INCOME	1,061,944	2,223,488

EXPENSES
Investment advisory fees (Note 4)	922,201	597,224
Administration fees (Note 4)	148,274	89,664
Registration and filing fees	20,125	16,568
Audit and tax service fees	8,750	9,500
Custodian and bank service fees	9,911	5,995
Trustees’ fees (Note 4)	7,500	7,500
Compliance service fees (Note 4)	6,859	5,185
Legal fees	3,952	3,952
Printing of shareholder reports	4,539	3,262
Postage and supplies	3,267	2,357
Insurance expense	2,130	1,955
Other expenses	2,782	3,866
TOTAL EXPENSES	1,140,290	747,028

NET INVESTMENT INCOME (LOSS)	(78,346)	1,476,460

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	18,551,945	(6,584,978)
Foreign currency transactions	—	977
Net change in unrealized appreciation (depreciation) on investments	64,839,297	28,858,422
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	83,391,242	22,274,421

NET INCREASE IN NET ASSETS FROM OPERATIONS	$83,312,896	$23,750,881

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$1,270,475	$3,080,120
Net realized gains (losses) from investment transactions	12,514,645	(7,699,360)
Net change in unrealized appreciation (depreciation) on investments	127,592,003	(35,959,215)
Net increase (decrease) in net assets from operations	141,377,123	(40,578,455)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,170,099)	(13,553,767)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	36,156,976	54,999,660
Net asset value of shares issued in reinvestment of distributions to shareholders	1,089,462	12,838,833
Payments for shares redeemed	(22,569,309)	(43,365,603)
Net increase in net assets from capital share transactions	14,677,129	24,472,890

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,884,153	(29,659,332)

NET ASSETS
Beginning of period	486,568,508	516,227,840
End of period	$641,452,661	$486,568,508

CAPITAL SHARE ACTIVITY
Shares sold	1,399,687	2,182,947
Shares reinvested	42,097	502,726
Shares redeemed	(869,074)	(1,763,953)
Net increase in shares outstanding	572,710	921,720
Shares outstanding at beginning of period	22,657,186	21,735,466
Shares outstanding at end of period	23,229,896	22,657,186

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$6,416,579	$14,392,938
Net realized gains (losses) from:
Investments	(30,121,558)	31,723,502
Foreign currency transactions	7,294	(2,226)
Net change in unrealized appreciation (depreciation) on investments	143,228,369	(161,093,770)
Net increase (decrease) in net assets from operations	119,530,684	(114,979,556)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(24,111,821)	(28,599,834)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,506,345	64,226,968
Net asset value of shares issued in reinvestment of distributions to shareholders	22,347,650	26,096,159
Payments for shares redeemed	(38,761,593)	(70,586,528)
Net increase in net assets from capital share transactions	2,092,402	19,736,599

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,511,265	(123,842,791)

NET ASSETS
Beginning of period	549,111,559	672,954,350
End of period	$646,622,824	$549,111,559

CAPITAL SHARE ACTIVITY
Shares sold	1,256,991	3,853,987
Shares reinvested	1,581,362	1,597,248
Shares redeemed	(2,648,633)	(4,406,389)
Net increase in shares outstanding	189,720	1,044,846
Shares outstanding at beginning of period	42,124,305	41,079,459
Shares outstanding at end of period	42,314,025	42,124,305

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment loss	$(215,500)	$(78,050)
Net realized gains from investment transactions	13,365,439	33,664,952
Net change in unrealized appreciation (depreciation) on investments	120,780,448	(74,592,493)
Net increase (decrease) in net assets from operations	133,930,387	(41,005,591)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(29,439,023)	(18,269,665)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,491,263	81,385,180
Net asset value of shares issued in reinvestment of distributions to shareholders	27,999,850	17,525,692
Payments for shares redeemed	(20,023,004)	(63,475,317)
Net increase in net assets from capital share transactions	29,468,109	35,435,555

TOTAL INCREASE (DECREASE) IN NET ASSETS	133,959,473	(23,839,701)

NET ASSETS
Beginning of period	385,162,686	409,002,387
End of period	$519,122,159	$385,162,686

CAPITAL SHARE ACTIVITY
Shares sold	1,086,422	3,965,405
Shares reinvested	1,500,528	874,454
Shares redeemed	(1,027,526)	(3,128,179)
Net increase in shares outstanding	1,559,424	1,711,680
Shares outstanding at beginning of period	23,256,331	21,544,651
Shares outstanding at end of period	24,815,755	23,256,331

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(78,346)	$759,028
Net realized gains from investment transactions	18,551,945	1,787,177
Net change in unrealized appreciation (depreciation) on investments	64,839,297	(33,622,447)
Net increase (decrease) in net assets from operations	83,312,896	(31,076,242)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,058,489)	(4,283,969)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	41,797,556	81,570,070
Net asset value of shares issued in reinvestment of distributions to shareholders	1,020,517	4,127,892
Payments for shares redeemed	(10,627,160)	(22,323,610)
Net increase in net assets from capital share transactions	32,190,913	63,374,352

TOTAL INCREASE IN NET ASSETS	114,445,320	28,014,141

NET ASSETS
Beginning of period	180,077,030	152,062,889
End of period	$294,522,350	$180,077,030

CAPITAL SHARE ACTIVITY
Shares sold	2,774,258	5,996,677
Shares reinvested	71,390	280,868
Shares redeemed	(736,551)	(1,584,623)
Net increase in shares outstanding	2,109,097	4,692,922
Shares outstanding at beginning of period	16,169,406	11,476,484
Shares outstanding at end of period	18,278,503	16,169,406

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$1,476,460	$3,404,637
Net realized gains (losses) from:
Investments	(6,584,978)	1,057,558
Foreign currency transactions	977	(258)
Net change in unrealized appreciation (depreciation) on investments	28,858,422	(23,327,826)
Net increase (decrease) in net assets from operations	23,750,881	(18,865,889)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From distributable earnings	(1,313,705)	(4,232,642)
Return of capital	—	(415,129)
Decrease in net assets from distributions to shareholders	(1,313,705)	(4,647,771)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,774,536	42,349,095
Net asset value of shares issued in reinvestment of distributions to shareholders	1,213,108	4,325,997
Payments for shares redeemed	(10,856,648)	(21,463,883)
Net increase (decrease) in net assets from capital share transactions	(869,004)	25,211,209

TOTAL INCREASE IN NET ASSETS	21,568,172	1,697,549

NET ASSETS
Beginning of period	143,896,851	142,199,302
End of period	$165,465,023	$143,896,851

CAPITAL SHARE ACTIVITY
Shares sold	802,679	3,606,559
Shares reinvested	108,443	380,947
Shares redeemed	(993,760)	(1,913,131)
Net increase (decrease) in shares outstanding	(82,638)	2,074,375
Shares outstanding at beginning of period	14,618,307	12,543,932
Shares outstanding at end of period	14,535,669	14,618,307

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$21.48		$23.75	$22.96	$21.15	$18.78	$20.02

Income (loss) from investment operations:
Net investment income	0.06		0.14	0.11	0.09	0.11	0.11
Net realized and unrealized gains (losses) on investments	6.12		(1.80)	1.74	2.29	2.92	(0.56)
Total from investment operations	6.18		(1.66)	1.85	2.38	3.03	(0.45)

Less distributions from:
Net investment income	(0.05)		(0.14)	(0.11)	(0.11)	(0.10)	(0.11)
Net realized gains	—		(0.47)	(0.95)	(0.46)	(0.56)	(0.68)
Total distributions	(0.05)		(0.61)	(1.06)	(0.57)	(0.66)	(0.79)

Net asset value at end of period	$27.61		$21.48	$23.75	$22.96	$21.15	$18.78

Total return (a)	28.79	%(b)	(7.36%)	8.21%	11.38%	16.56%	(2.39%)

Net assets at end of period (000’s)	$641,453		$486,569	$516,228	$464,919	$399,432	$337,229

Ratio of total expenses to average net assets	0.88	%(c)	0.89%	0.89%	0.90%	0.90%	0.92%

Ratio of net investment income to average net assets	0.43	%(c)	0.55%	0.48%	0.41%	0.56%	0.56%

Portfolio turnover rate	15	%(b)	12%	21%	22%	23%	23%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$13.04		$16.38	$16.85	$15.97	$14.40	$15.46

Income (loss) from investment operations:
Net investment income	0.15		0.35	0.36	0.30	0.30	0.29
Net realized and unrealized gains (losses) on investments and foreign currencies	2.67		(3.00)	0.12	1.39	1.64	(0.36)
Total from investment operations	2.82		(2.65)	0.48	1.69	1.94	(0.07)

Less distributions from:
Net investment income	(0.13)		(0.36)	(0.36)	(0.30)	(0.31)	(0.29)
Net realized gains	(0.45)		(0.33)	(0.59)	(0.51)	(0.06)	(0.70)
Total distributions	(0.58)		(0.69)	(0.95)	(0.81)	(0.37)	(0.99)

Net asset value at end of period	$15.28		$13.04	$16.38	$16.85	$15.97	$14.40

Total return (a)	22.00	%(b)	(16.97%)	2.96%	10.67%	13.60%	(0.46%)

Net assets at end of period (000’s)	$646,623		$549,112	$672,954	$648,456	$561,995	$450,447

Ratio of total expenses to average net assets	0.88	%(c)	0.88%	0.88%	0.88%	0.89%	0.91%

Ratio of net investment income to average net assets	1.95	%(c)	2.07%	2.21%	1.79%	1.96%	2.03%

Portfolio turnover rate	18	%(b)	28%	18%	22%	26%	25%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020		2019	2018	2017		2016
Net asset value at beginning of period	$16.56		$18.98		$17.75	$15.64	$14.73		$16.61

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(a)	(0.02)	(0.04)	0.00	(a)	0.00 (a)
Net realized and unrealized gains (losses) on investments	5.64		(1.59)		1.91	2.15	1.10		(1.14)
Total from investment operations	5.63		(1.59)		1.89	2.11	1.10		(1.14)

Less distributions from:
Net investment income	—		—		—	—	—		(0.01)
Net realized gains	(1.27)		(0.83)		(0.66)	—	(0.19)		(0.73)
Total distributions	(1.27)		(0.83)		(0.66)	—	(0.19)		(0.74)

Net asset value at end of period	$20.92		$16.56		$18.98	$17.75	$15.64		$14.73

Total return (b)	34.90	%(c)	(9.13%)		11.02%	13.49%	7.57%		(7.07%)

Net assets at end of period (000’s)	$519,122		$385,163		$409,002	$399,460	$351,754		$316,788

Ratio of total expenses to average net assets	0.89	%(d)	0.90%		0.91%	0.91%	0.92%		0.93%

Ratio of net investment income (loss) to average net assets	(0.09	%)(d)	(0.02%)		(0.13%)	(0.23%)	0.00	%(e)	0.02%

Portfolio turnover rate	15	%(c)	21%		19%	21%	23%		29%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$11.14		$13.25	$13.01	$12.13	$9.34	$10.41

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(a)	0.05	0.06	0.02	0.02	0.01
Net realized and unrealized gains (losses) on investments	5.03		(1.84)	0.44	1.22	2.77	(1.07)
Total from investment operations	5.03		(1.79)	0.50	1.24	2.79	(1.06)

Less distributions from:
Net investment income	(0.02)		(0.10)	—	—	—	—
Net realized gains	(0.04)		(0.22)	(0.26)	(0.36)	—	(0.01)
Total distributions	(0.06)		(0.32)	(0.26)	(0.36)	—	(0.01)

Net asset value at end of period	$16.11		$11.14	$13.25	$13.01	$12.13	$9.34

Total return (b)	45.26	%(c)	(14.08%)	3.90%	10.28%	29.87%	(10.19%)

Net assets at end of period (000’s)	$294,522		$180,077	$152,063	$116,239	$74,946	$39,636

Ratio of total expenses to average net assets	0.93	%(d)	0.95%	0.97%	1.00%	1.06%	1.15%

Ratio of net investment income (loss) to average net assets	(0.06	%)(d)	0.40%	0.51%	0.26%	0.09%	0.14%

Portfolio turnover rate	35	%(c)	66%	60%	48%	37%	48%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017		2016(a)
Net asset value at beginning of period	$9.84		$11.34	$11.28	$11.02	$10.27		$10.00

Income (loss) from investment operations:
Net investment income	0.10		0.25	0.25	0.20	0.14		0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	1.53		(1.41)	0.12	0.33	0.74		0.26
Total from investment operations	1.63		(1.16)	0.37	0.53	0.88		0.29

Less distributions from:
Net investment income	(0.09)		(0.23)	(0.24)	(0.17)	(0.13)		(0.02)
Net realized gains	—		(0.08)	(0.07)	(0.10)	—		—
Return of capital	—		(0.03)	—	—	—		—
Total distributions	(0.09)		(0.34)	(0.31)	(0.27)	(0.13)		(0.02)

Net asset value at end of period	$11.38		$9.84	$11.34	$11.28	$11.02		$10.27

Total return (b)	16.58	%(c)	(10.59%)	3.35%	4.81%	8.59%		2.90	%(c)

Net assets at end of period (000’s)	$165,465		$143,897	$142,199	$129,268	$83,419		$17,885

Ratio of total expenses to average net assets	0.94	%(d)	0.95%	0.96%	0.97%	1.13	%(e)	1.25	%(d)(f)

Ratio of net investment income to average net assets	1.85	%(d)	2.18%	2.28%	1.85%	1.55%		1.65	%(d)(g)

Portfolio turnover rate	13	%(c)	29%	30%	23%	16%		7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent advisory fee reductions and expense reimbursements recouped by the Adviser, the ratio of net expenses to average net assets would have been 1.08% for the year ended March 31, 2017.

(f)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(d) for the period ended March 31, 2016 (Note 4).

(g)	Ratio was determined after advisory fee reduction and expense reimbursements.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report.

Davenport Core Fund’s investment objective is long-term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long-term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long-term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long-term growth.

Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including corporate bonds and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Funds’ investments based on the input used to value the investments as of September 30, 2020, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$614,233,891	$—	$—	$614,233,891
Exchange-Traded Funds	8,740,174	—	—	8,740,174
Money Market Funds	9,387,059	—	—	9,387,059
Total	$632,361,124	$—	$—	$632,361,124

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$635,540,236	$—	$—	$635,540,236
Money Market Funds	1,497,827	—	—	1,497,827
Total	$637,038,063	$—	$—	$637,038,063

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$511,341,787	$—	$—	$511,341,787
Money Market Funds	9,506,489	—	—	9,506,489
Total	$520,848,276	$—	$—	$520,848,276

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$271,910,662	$—	$—	$271,910,662
Money Market Funds	23,298,839	—	—	23,298,839
Total	$295,209,501	$—	$—	$295,209,501

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$101,729,307	$—	$—	$101,729,307
Exchange-Traded Funds	773,543	—	—	773,543
Fixed Rate Corporate Bonds	—	35,644,241	—	35,644,241
Variable Rate Corporate Bonds	—	10,489,849	—	10,489,849
U.S. Treasury Obligations	—	13,826,959	—	13,826,959
Money Market Funds	2,535,899	—	—	2,535,899
Total	$105,038,749	$59,961,049	$—	$164,999,798

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the six months ended September 30, 2020.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. These amounts are recorded once the issuers provide information about the actual composition of the distributions. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2020 and March 31, 2020 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Davenport Core Fund	09/30/20	$1,170,099	$—	$—	$1,170,099
	03/31/20	$3,136,527	$10,417,240	$—	$13,553,767
Davenport Value & Income Fund	09/30/20	$5,445,259	$18,666,562	$—	$24,111,821
	03/31/20	$14,608,026	$13,991,808	$—	$28,599,834
Davenport Equity Opportunities Fund	09/30/20	$239,568	$29,199,455	$—	$29,439,023
	03/31/20	$—	$18,269,665	$—	$18,269,665
Davenport Small Cap Focus Fund	09/30/20	$322,359	$736,130	$—	$1,058,489
	03/31/20	$1,256,060	$3,027,909	$—	$4,283,969
Davenport Balanced Income Fund	09/30/20	$1,313,705	$—	$—	$1,313,705
	03/31/20	$3,164,526	$1,068,116	$415,129	$4,647,771

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2020:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$361,475,560	$543,270,746	$378,399,909
Gross unrealized appreciation	$275,957,993	$130,735,951	$171,974,238
Gross unrealized depreciation	(5,072,429)	(36,968,634)	(29,525,871)
Net unrealized appreciation	270,885,564	93,767,317	142,448,367
Accumulated ordinary income (loss)	125,800	982,617	(215,500)
Accumulated capital gains	—	—	13,919,423
Accumulated capital and other losses	(3,533,954)	(30,052,373)	—
Accumulated earnings	$267,477,410	$64,697,561	$156,152,290

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$251,871,241	$152,762,866
Gross unrealized appreciation	$57,767,149	$19,687,035
Gross unrealized depreciation	(14,428,889)	(7,450,103)
Net unrealized appreciation	43,338,260	12,236,932
Accumulated ordinary income	2,460,957	250,604
Accumulated capital gains	16,974,272	—
Accumulated capital and other losses	—	(6,737,714)
Accumulated earnings	$62,773,489	$5,749,822

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, adjustments to basis on publicly traded partnerships and passive foreign investment companies.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for each Fund for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2020:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$99,683,820	$109,001,687	$76,652,826
Proceeds from sales of investment securities	$83,568,163	$113,457,753	$68,008,879

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$107,374,493	$21,934,507
Proceeds from sales and maturities of investment securities	$76,406,012	$20,345,676

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

A significant portion of the Funds’ investment trades are executed through an affiliated broker-dealer of the Adviser. No commissions are paid by the Funds to the Adviser or the affiliate for these trades.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $24,000, payable quarterly; a fee of $2,000 for attendance at

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of such fees along with the other series of the Trust.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2020, Davenport Small Cap Focus Fund had 27.4% of the value of its net assets invested in common stocks within the Consumer Discretionary sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 through September 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$ 1,287.90	0.88%	$5.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.60	0.88%	$4.45
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$ 1,220.00	0.88%	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.60	0.88%	$4.45
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$ 1,349.00	0.89%	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.55	0.89%	$4.50
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$ 1,452.60	0.93%	$5.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.35	0.93%	$4.70
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$ 1.165.80	0.94%	$5.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.30	0.94%	$4.75

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at www.investdavenport.com.

Privacy Notice
FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Davenport Funds don’t jointly market.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center

901 East Cary Street

Richmond, VA 23219

Davenport & Company LLC

Member: NYSE ● SIPC

Toll Free: (800) 846-6666

www.investdavenport.com

FBP Equity & Dividend Plus Fund

FBP Appreciation & Income Opportunities Fund

Semi-Annual Report

September 30, 2020
(Unaudited)

No-Load Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-738-1127 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-738-1127. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Letter to Shareholders	November 6, 2020

We are pleased to report on your Funds and their investments for the six-month period ended September 30, 2020, and to provide some additional information since we last communicated with you.

Economic and Market Update

The U.S. stock market continued to recover from its lows in March, but it was far from a smooth ride for investors as markets fell sharply late in the most recent quarter. The high-flying Nasdaq composite has continued to advance, but it experienced a near 15% decline from record-high levels in August to its recent low in late September. With the coronavirus still in widespread circulation and the presidential election mired by contested results, volatility remains elevated.

To be sure, there were positive developments in the fight against Covid-19. A number of clinical trials are underway for vaccines. Pharma companies Pfizer, Johnson & Johnson, AstraZenaca and Moderna are each involved in vaccines that met critical endpoints in early phases and have already advanced to large, Phase 3 efficacy trials. The rapid progress on this front is a testament to science. Additionally, it appears that treatment protocols involving antivirals and steroids have produced more favorable patient outcomes than were evident early in the outbreak. As a result, the death rate from Covid-19 has stabilized at much lower levels than originally believed. But the coronavirus remains a threat, especially given how easily it transmits and how dangerous it can be for the elderly and other high-risk groups. Until a vaccine is widely available, not likely for several more months, we would expect virus mitigation efforts to continue to limit economic recovery potential. We do not expect widespread lockdowns of businesses that would push the economy back into recession, however, better control of the virus will be needed to fully unleash economic growth potential.

The 2020 election cycle is now behind us. The race was tight and we expect the outcome will take some time to unfold due to the significant increase of mail-in voting and the wide range of state guidelines regarding those votes. It appears the Democrats will retain control of the House of Representatives and possibly more significant than the battle for the White House is the control of the Senate. We may well end up with one party controlling the presidency and the other in charge of the Senate. Unfortunately, it may be January before the Senate outcome is clear due to possible runoff elections in Georgia. In our opinion, having the Houses of Congress represented by different political parties would be desirable for investors as it may bring about more moderate and broadly supported long-term policy even though it would likely result in a smaller fiscal rescue package for the economy.

We have seen signs that a rotation from growth into value could be occurring, a welcome sign as value stocks have been out of favor in the market for some time. Historically, market leadership has rotated between the two styles. Over the last several months markets have shifted back and forth between favoring growth or value, depending on expectations for stimulus packages and progress on Covid. The recent sharp correction in the Nasdaq was in our opinion an early indication that broadening of the market is underway. We believe that in order for there to be a healthy market advance, value stocks need to participate. Economic growth is the key to this rotation. As progress is made towards better treatments and vaccines to fight Covid-19, economic prospects for 2021 and 2022 should improve greatly. And now that the election is over, we believe additional stimulus measures will be passed to support both individuals, businesses and state governments affected by the virus. This should help equity markets continue on a positive path and help advance the rotation to value stocks in particular.

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Delving deeper into the growth versus value cycle can be instructive. The growth segment of the market has significantly outperformed the value segment for the last several years, leading to very narrow market leadership, akin to the technology bubble of the late 1990s. The Nasdaq, S&P 500 Index and other large-cap growth indices are near all-time high levels. These benchmarks are all heavily weighted towards a small group of technology companies represented by the now well-known acronym FAANG (Facebook, Apple, Amazon, Netflix and Alphabet (parent company of Google)). While these indices are at record levels, the average stock has not gotten back to its previous high price, and, in our opinion, is not excessively valued. Many of these companies offer attractive return potential, and we are focused on identifying opportunities among them. The Russell 1000 Growth forward P/E is now over 30 times, while value stocks like those in the Funds are on average 15 times or below, indicating what we believe is significant relative return potential for value stocks.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund and the S&P 500 Index returned 17.48% and 31.31% for the semi-annual period ended September 30, 2020. The Fund was invested 95.3% equity and 4.7% cash as of September 30, 2020.

The Fund’s results were helped this period by holdings in the Industrials, Materials and Consumer Discretionary sectors, and results were held back by lower returns in the Financials, Energy and Health Care sectors. Individual outperformers were United Parcel Service, ViacomCBS, Dow, Inc. and Broadcom Ltd. Royal Dutch Shell, Wells Fargo & Co. and Intel Corp. negatively affected returns. While the Fund achieved a very nice rebound from the March lows, the lack of exposure to the Tech heavy names in the Index held back relative returns. During the period, we purchased new positions in HP, Inc., Tyson Foods, Duke Energy, Amdocs and Devon Energy. We sold Molson Coors and Dominion Energy following reports they may alter their dividend policies. We also exited Ford, primarily through call option exercises.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call options is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. During the six months ended September 30, 2020, the amount of premiums generated from selling covered call options was $291,516.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned 16.68% for the semi-annual period ended September 30, 2020. The S&P 500 Index returned 31.31% and the Bloomberg Barclays Intermediate U.S. Government/Credit Index returned 3.44% over the same period. The Fund was 72.9% equity, 16.7% fixed income and 10.4% cash as of September 30, 2020.

Industrials, Materials and Technology helped the Fund’s results this period. Energy, Utilities and Health Care were the weaker sectors. Leading individual performers were Freeport-McMoran, FedEx Corp., ViacomCBS and Apple, Inc. Royal Dutch Shell, General Electric, Well Fargo & Co. and Occidental Petroleum most negatively affected returns. During the period, we added First Energy to the Fund but sold it at a small loss once news broke that management of the company was allegedly involved in a political donation scheme to influence regulation. A new position in Intel was initiated and positions in Bristol-Myers Squibb, Tapesty and Devon Energy were increased. The Fund sold small positions in Carrier Global and Otis Worldwide. Carrier and Otis were spun out of United Technologies following its acquisition of Raytheon

2

Corp. We retained our holdings of United Technologies, which changed its name to Raytheon Technologies after completing the corporate reorganization. Positions were reduced in Apple, Inc. and Microsoft Corp. following strong price performance.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call options is to generate additional income to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in modest to negative markets, it may provide additional return. During the six months ended September 30, 2020, the amount of premiums generated from selling covered call options was $72,982.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 6, 2020

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Each Fund’s performance results are also compared to the Consumer Price Index, a measure of inflation; the Bloomberg Barclays Intermediate U.S. Government/Credit Index is also compared for the FBP Appreciation & Income Opportunities Fund.

FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Equity & Dividend Plus Fund, the S&P 500® Index and the Consumer Price Index

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Appreciation & Income Opportunities Fund, the S&P 500® Index, the Consumer Price Index and the Bloomberg Barclays Intermediate U.S. Government/Credit Index

Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund (a)	(11.25%)	5.69%	6.03%
FBP Appreciation & Income Opportunities Fund (a)	(5.86%)	5.20%	5.57%
S&P 500® Index	15.15%	14.15%	13.74%
Consumer Price Index	1.30%	1.75%	1.76%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	6.32%	3.39%	2.91%

(a)

Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

General Information
Net Asset Value Per Share	$21.17
Total Net Assets (Millions)	$23.2
Current Expense Ratio	1.12%
Portfolio Turnover	13%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	49	500
Weighted Avg Market Capitalization (Billions)	$97.6	$452.9
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	12.6	21.4
Price-to-Book Value	1.6	3.8

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
Broadcom, Inc.	4.4%
Merck & Company, Inc.	3.4%
Eaton Corporation plc	3.0%
International Business Machines Corporation	2.9%
JPMorgan Chase & Company	2.7%
Pfizer, Inc.	2.7%
Duke Energy Corporation	2.7%
Kellogg Company	2.6%
Johnson & Johnson	2.6%
J.M. Smucker Company (The)	2.6%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

General Information
Net Asset Value Per Share	$16.68
Total Net Assets (Millions)	$28.1
Current Expense Ratio	1.05%
Portfolio Turnover	11%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (72.9% of Net Assets )

Number of Stocks	51
Weighted Avg Market Capitalization (Billions)	$227.3
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.1
Price-to-Book Value	1.6

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.4%
Bank of America Corporation	3.3%
Broadcom, Inc.	3.1%
Microsoft Corporation	2.6%
Apple, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Merck & Company, Inc.	2.4%
Eaton Corporation plc	2.4%
International Business Machines Corporation	2.3%
Walmart, Inc.	2.2%

Five Largest Sectors	% of Net Assets
Technology	17.3%
Financials	15.1%
Health Care	9.5%
Consumer Staples	7.7%
Industrials	7.0%

Fixed-Income Portfolio (16.7% of Net Assets)

Number of Fixed-Income Securities	9
Average Quality	BBB+
Average Weighted Maturity	1.8 yrs.
Average Effective Duration	1.8 yrs.

Sector Breakdown	% of Net Assets
Consumer Staples	1.8%
Energy	1.9%
Financials	7.5%
Industrials	1.9%
Utilities	1.8%
U.S. Treasury Obligations	1.8%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 95.3%	Shares	Value
Communications — 4.3%
AT&T, Inc.	16,000	$456,160
ViacomCBS, Inc. - Class B	19,500	546,195
		1,002,355
Consumer Discretionary — 5.3%
Genuine Parts Company	5,500	523,435
Kohl’s Corporation (a)	8,500	157,505
Tapestry, Inc. (a)	35,000	547,050
		1,227,990
Consumer Staples — 12.6%
Archer-Daniels-Midland Company	12,500	581,125
J.M. Smucker Company (The) (a)	5,200	600,704
Kellogg Company (a)	9,500	613,605
Philip Morris International, Inc.	5,300	397,447
Tyson Foods, Inc. - Class A	3,600	214,128
Walmart, Inc. (a)	3,700	517,667
		2,924,676
Energy — 5.8%
Chevron Corporation	4,800	345,600
ConocoPhillips (a)	8,500	279,140
Devon Energy Corporation	26,000	245,960
Exxon Mobil Corporation	6,600	226,578
Royal Dutch Shell plc - Class B - ADR	10,000	242,200
		1,339,478
Financials — 16.0%
JPMorgan Chase & Company	6,500	625,755
KeyCorp	30,200	360,286
Lincoln National Corporation	9,500	297,635
MetLife, Inc.	10,200	379,134
People’s United Financial, Inc.	25,000	257,750
Prudential Financial, Inc.	6,000	381,120
Truist Financial Corporation	15,500	589,775
U.S. Bancorp	14,200	509,070
Wells Fargo & Company (a)	13,500	317,385
		3,717,910
Health Care — 13.0%
Bristol-Myers Squibb Company	7,800	470,262
CVS Health Corporation (a)	9,000	525,600
Johnson & Johnson	4,100	610,408
Merck & Company, Inc. (a)	9,400	779,730
Pfizer, Inc. (a)	17,000	623,900
		3,009,900

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Industrials — 9.8%
Eaton Corporation plc (a)	6,800	$693,804
Emerson Electric Company	7,000	458,990
Raytheon Technologies Corporation	9,200	529,368
United Parcel Service, Inc. - Class B (a)	3,500	583,205
		2,265,367
Materials — 5.4%
Compass Minerals International, Inc.	4,000	237,400
Dow, Inc.	10,600	498,730
Nucor Corporation	11,500	515,890
		1,252,020
Real Estate — 3.8%
Public Storage	1,500	334,080
Simon Property Group, Inc.	3,800	245,784
Ventas, Inc.	6,900	289,524
		869,388
Technology — 15.6%
Amdocs Ltd.	4,000	229,640
Broadcom, Inc. (a)	2,800	1,020,096
Cisco Systems, Inc.	15,000	590,850
HP, Inc. (a)	29,500	560,205
Intel Corporation	5,000	258,900
International Business Machines Corporation	5,500	669,185
Texas Instruments, Inc. (a)	2,000	285,580
		3,614,456
Utilities — 3.7%
Duke Energy Corporation	7,000	619,920
PPL Corporation	8,500	231,285
		851,205

Total Common Stocks (Cost $20,870,357)		$22,074,745

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $1,168,150)	1,168,150	$1,168,150

Total Investments at Value — 100.3% (Cost $22,038,507)		$23,242,895

Liabilities in Excess of Other Assets — (0.3%)		(80,945)

Net Assets — 100.0%		$23,161,950

ADR - American Depositary Receipt.
(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2020.
See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2020 (Unaudited)
COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Broadcom, Inc.	14	$510,048	$430.00	03/19/21	$19,880
ConocoPhillips	45	147,780	50.00	11/20/20	450
CVS Health Corporation	40	233,600	75.00	11/20/20	280
Eaton Corporation plc	20	204,060	92.50	10/16/20	22,200
Eaton Corporation plc	48	489,744	100.00	01/15/21	39,840
HP, Inc.	90	170,910	22.00	04/16/21	9,810
J.M. Smucker Company (The)	25	288,800	130.00	04/16/21	11,500
Kellogg Company	45	290,655	75.00	01/15/21	2,250
Kohl’s Corporation	50	92,650	30.00	10/16/20	100
Merck & Company, Inc.	45	373,275	90.00	01/15/21	7,875
Pfizer, Inc.	95	348,650	41.00	01/15/21	8,075
Tapestry, Inc.	100	156,300	25.00	02/19/21	3,500
Texas Instruments, Inc.	20	285,580	140.00	10/16/20	10,800
United Parcel Service, Inc. - Class B	35	583,205	155.00	01/15/21	67,725
Walmart, Inc.	37	517,667	125.00	01/15/21	68,709
Wells Fargo & Company	70	164,570	35.00	10/16/20	70
Total Covered Written Call Options (Premiums received $211,968)		$4,857,494			$273,064

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 72.9%	Shares	Value
Communications — 2.6%
AT&T, Inc.	5,000	$142,550
CenturyLink, Inc.	15,000	151,350
ViacomCBS, Inc. - Class B	15,000	420,150
		714,050
Consumer Discretionary — 4.3%
Carnival Corporation	8,500	129,030
Ford Motor Company	26,000	173,160
Kohl’s Corporation (a)	10,000	185,300
Tapestry, Inc.	32,000	500,160
TJX Companies, Inc. (The)	4,000	222,600
		1,210,250
Consumer Staples — 7.7%
Archer-Daniels-Midland Company	9,000	418,410
Kellogg Company	8,500	549,015
Philip Morris International, Inc.	3,300	247,467
Target Corporation	2,000	314,840
Walmart, Inc. (a)	4,500	629,595
		2,159,327
Energy — 4.2%
Chevron Corporation	4,000	288,000
ConocoPhillips (a)	6,000	197,040
Devon Energy Corporation	40,000	378,400
Royal Dutch Shell plc - Class B - ADR	13,000	314,860
		1,178,300
Financials — 15.1%
Bank of America Corporation	38,000	915,420
Bank of New York Mellon Corporation (The)	6,000	206,040
Capital One Financial Corporation	6,000	431,160
JPMorgan Chase & Company	10,000	962,700
KeyCorp	16,320	194,698
Lincoln National Corporation	12,500	391,625
MetLife, Inc.	12,000	446,040
Travelers Companies, Inc. (The)	3,600	389,484
Wells Fargo & Company	13,000	305,630
		4,242,797
Health Care — 9.5%
Bristol-Myers Squibb Company	8,000	482,320
CVS Health Corporation (a)	7,500	438,000
Johnson & Johnson	4,000	595,520
Merck & Company, Inc. (a)	8,000	663,600
Pfizer, Inc.	13,500	495,450
		2,674,890

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 72.9% (Continued)	Shares	Value
Industrials — 7.0%
Eaton Corporation plc	6,500	$663,195
FedEx Corporation	2,500	628,800
General Electric Company	25,000	155,750
Raytheon Technologies Corporation	4,000	230,160
Trane Technologies plc	2,400	291,000
		1,968,905
Materials — 3.8%
Compass Minerals International, Inc.	5,000	296,750
Freeport-McMoRan, Inc.	11,000	172,040
Mosaic Company (The)	11,000	200,970
Nucor Corporation	8,500	381,310
		1,051,070
Real Estate — 0.5%
Simon Property Group, Inc.	2,200	142,296

Technology — 17.3%
Apple, Inc.	6,000	694,860
Broadcom, Inc. (a)	2,400	874,368
Cisco Systems, Inc.	17,000	669,630
HP, Inc.	28,000	531,720
Intel Corporation	4,500	233,010
International Business Machines Corporation	5,200	632,684
Microsoft Corporation	3,500	736,155
Nokia Corporation - ADR	87,000	340,170
Western Union Company (The)	7,000	150,010
		4,862,607
Utilities — 0.9%
PPL Corporation	9,000	244,890

Total Common Stocks (Cost $15,364,448)		$20,449,382

CORPORATE BONDS — 14.9%	Par Value	Value
Consumer Staples — 1.8%
Kroger Company (The), 2.60%, due 02/01/2021	$500,000	$502,764

Energy — 1.9%
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	500,000	522,202

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 14.9% (Continued)	Par Value	Value
Financials — 7.5%
America Express Company, 3.40%, due 02/27/2023	$500,000	$532,682
Citigroup, Inc., 2.90%, due 12/08/2021	500,000	513,624
UNUM Group, 4.00%, due 03/15/2024	500,000	541,928
Wells Fargo & Company, 3.50%, due 03/08/2022	500,000	521,162
		2,109,396
Industrials — 1.9%
Norfolk Sothern Corporation, 3.85%, due 01/15/2024	500,000	547,701

Utilities — 1.8%
PSEG Power, LLC, 3.00%, due 06/15/2021	500,000	508,119

Total Corporate Bonds (Cost $4,042,985)		$4,190,182

U.S. TREASURY OBLIGATIONS — 1.8%	Par Value	Value
U.S. Treasury Notes — 1.8%
2.125%, due 05/15/2022 (Cost $503,610)	$500,000	$516,211

MONEY MARKET FUNDS — 11.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	2,730,870	$2,730,870
First American Government Obligations Fund - Class Z, 0.04% (b)	406,108	406,108
Total Money Market Funds (Cost $3,136,978)		$3,136,978

Total Investments at Value — 100.8% (Cost $23,048,021)		$28,292,753

Liabilities in Excess of Other Assets — (0.8%)		(218,402)

Net Assets — 100.0%		$28,074,351

ADR - American Depositary Receipt.
(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2020.
See accompanying notes to financial statements.

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2020 (Unaudited)
COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Broadcom, Inc.	10	$364,320	$430.00	03/19/21	$14,200
ConocoPhillips	30	98,520	50.00	11/20/20	300
CVS Health Corporation	25	146,000	75.00	11/20/20	175
Kohl’s Corporation	50	92,650	30.00	10/16/20	100
Merck & Company, Inc.	18	149,310	90.00	01/15/21	3,150
Walmart, Inc.	15	209,865	125.00	01/15/21	27,855
Total Covered Written Call Options (Premiums received $55,132)		$1,060,665			$45,780

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020 (Unaudited)
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At cost	$22,038,507	$23,048,021
At value (Note 2)	$23,242,895	$28,292,753
Receivable for capital shares sold	169,893	211,009
Receivable for investment securities sold	—	3,005
Dividends and interest receivable	46,663	61,369
Other assets	13,642	13,001
TOTAL ASSETS	23,473,093	28,581,137

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $211,968 and $55,132, respectively)	273,064	45,780
Distributions payable	2,637	10,564
Payable for capital shares redeemed	20,888	16,298
Payable for investment securities purchased	—	415,913
Accrued investment advisory fees (Note 4)	5,584	8,851
Payable to administrator (Note 4)	5,580	5,580
Other accrued expenses	3,390	3,800
TOTAL LIABILITIES	311,143	506,786

NET ASSETS	$23,161,950	$28,074,351

NET ASSETS CONSIST OF:
Paid-in capital	$22,373,120	$22,993,151
Accumulated earnings	788,830	5,081,200
Net assets	$23,161,950	$28,074,351

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,094,153	1,683,326

Net asset value, offering price and redemption price per share (Note 2)	$21.17	$16.68

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2020 (Unaudited)
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$445,061	$333,908
Interest	—	66,891
TOTAL INVESTMENT INCOME	445,061	400,799

EXPENSES
Investment advisory fees (Note 4)	80,359	97,760
Administration fees (Note 4)	30,000	30,000
Audit and tax services fees	9,500	9,500
Registration and filing fees	9,294	9,270
Trustees’ fees (Note 4)	7,500	7,500
Printing of shareholder reports	5,647	3,478
Legal fees	3,952	3,952
Custodian and bank service fees	3,796	3,664
Compliance service fees (Note 4)	3,497	3,497
Postage and supplies	2,488	1,957
Account maintenance fees	772	1,114
Insurance expense	508	516
Other expenses	2,661	3,708
TOTAL EXPENSES	159,974	175,916
Fees reduced by the Adviser (Note 4)	(37,139)	(36,259)
NET EXPENSES	122,835	139,657

NET INVESTMENT INCOME	322,226	261,142

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investment transactions	(451,164)	(116,363)
Written option contracts (Note 5)	175,149	73,257
Net change in unrealized appreciation (depreciation) on:
Investment transactions	3,740,245	3,996,401
Written option contracts (Note 5)	(153,324)	(32,990)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	3,310,906	3,920,305

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,633,132	$4,181,447

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$322,226	$753,622
Net realized gains (losses) from:
Investment transactions	(451,164)	866,361
Written option contracts (Note 5)	175,149	5,965
Net change in unrealized appreciation (depreciation) on:
Investment transactions	3,740,245	(7,770,619)
Written option contracts (Note 5)	(153,324)	148,826
Net increase (decrease) in net assets from operations	3,633,132	(5,995,845)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(326,895)	(1,862,805)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	361,125	706,131
Net asset value of shares issued in reinvestment of distributions to shareholders	321,593	1,835,780
Payments for shares redeemed	(1,745,680)	(2,379,340)
Net increase (decrease) in net assets from capital share transactions	(1,062,962)	162,571

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,243,275	(7,696,079)

NET ASSETS
Beginning of period	20,918,675	28,614,754
End of period	$23,161,950	$20,918,675

CAPITAL SHARE ACTIVITY
Shares sold	17,477	29,464
Shares reinvested	15,427	75,041
Shares redeemed	(82,909)	(96,146)
Net increase (decrease) in shares outstanding	(50,005)	8,359
Shares outstanding, beginning of period	1,144,158	1,135,799
Shares outstanding, end of period	1,094,153	1,144,158

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$261,142	$653,523
Net realized gains (losses) from:
Investment transactions	(116,363)	918,263
Written option contracts (Note 5)	73,257	(82,368)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	3,996,401	(7,297,718)
Written option contracts (Note 5)	(32,990)	42,342
Net increase (decrease) in net assets from operations	4,181,447	(5,765,958)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(261,543)	(2,084,951)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	301,327	506,506
Net asset value of shares issued in reinvestment of distributions to shareholders	240,539	2,020,586
Payments for shares redeemed	(1,674,558)	(2,765,454)
Net decrease in net assets from capital share transactions	(1,132,692)	(238,362)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,787,212	(8,089,271)

NET ASSETS
Beginning of period	25,287,139	33,376,410
End of period	$28,074,351	$25,287,139

CAPITAL SHARE ACTIVITY
Shares sold	18,122	28,002
Shares reinvested	14,643	109,664
Shares redeemed	(101,372)	(150,760)
Net decrease in shares outstanding	(68,607)	(13,094)
Shares outstanding, beginning of period	1,751,933	1,765,027
Shares outstanding, end of period	1,683,326	1,751,933

See accompanying notes to financial statements.

19

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$18.28		$25.19	$25.68	$25.96	$22.65	$24.89

Income (loss) from investment operations:
Net investment income	0.30		0.67	0.60	0.57	0.50	0.61
Net realized and unrealized gains (losses) on investments and written option contracts	2.89		(5.90)	0.83	1.38	3.37	(1.21)
Total from investment operations	3.19		(5.23)	1.43	1.95	3.87	(0.60)

Less distributions:
From net investment income	(0.30)		(0.67)	(0.60)	(0.57)	(0.50)	(0.61)
From net realized gains	—		(1.01)	(1.32)	(1.66)	(0.06)	(1.03)
Total distributions	(0.30)		(1.68)	(1.92)	(2.23)	(0.56)	(1.64)

Net asset value at end of period	$21.17		$18.28	$25.19	$25.68	$25.96	$22.65

Total return (a)	17.48	%(b)	(22.33%)	5.64%	7.91%	17.29%	(2.31%)

Net assets at end of period (000’s)	$23,162		$20,919	$28,615	$26,279	$27,415	$24,764

Ratio of total expenses to average net assets	1.39	%(c)	1.25%	1.23%	1.24%	1.25%	1.19%

Ratio of net expenses to average net assets (d)	1.07	%(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.81	%(c)	2.70%	2.35%	2.19%	2.07%	2.60%

Portfolio turnover rate	13	%(b)	38%	18%	18%	19%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

20

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$14.43		$18.91	$18.99	$18.81	$16.55	$18.53

Income (loss) from investment operations:
Net investment income	0.15		0.38	0.37	0.41	0.28	0.31
Net realized and unrealized gains (losses) on investments and written option contracts	2.25		(3.65)	0.28	1.03	2.28	(1.11)
Total from investment operations	2.40		(3.27)	0.65	1.44	2.56	(0.80)

Less distributions:
From net investment income	(0.15)		(0.38)	(0.37)	(0.41)	(0.28)	(0.32)
From net realized gains	—		(0.83)	(0.36)	(0.85)	(0.02)	(0.86)
Total distributions	(0.15)		(1.21)	(0.73)	(1.26)	(0.30)	(1.18)

Net asset value at end of period	$16.68		$14.43	$18.91	$18.99	$18.81	$16.55

Total return (a)	16.68	%(b)	(18.56%)	3.44%	7.91%	15.58%	(4.48%)

Net assets at end of period (000’s)	$28,074		$25,287	$33,376	$34,614	$34,069	$31,669

Ratio of total expenses to average net assets	1.26	%(c)	1.16%	1.12%	1.10%	1.12%	1.05%

Ratio of net expenses to average net assets (d)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.87	%(c)	2.03%	1.89%	2.16%	1.57%	1.75%

Portfolio turnover rate	11	%(b)	18%	21%	10%	18%	23%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2020 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of FBP Equity & Dividend Plus Fund is to provide above-average and growing income while also achieving long-term growth of capital.

The investment objectives of FBP Appreciation & Income Opportunities Fund are long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including U.S. Treasury obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings,

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments based on the inputs used to value the investments as of September 30, 2020, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$22,074,745	$—	$—	$22,074,745
Money Market Funds	1,168,150	—	—	1,168,150
Total	$23,242,895	$—	$—	$23,242,895

Other Financial Instruments:
Covered Written Call Options	$(217,134)	$(55,930)	$—	$(273,064)
Total	$(217,134)	$(55,930)	$—	$(273,064)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$20,449,382	$—	$—	$20,449,382
Corporate Bonds	—	4,190,182	—	4,190,182
U.S. Treasury Obligations	—	516,211	—	516,211
Money Market Funds	3,136,978	—	—	3,136,978
Total	$23,586,360	$4,706,393	$—	$28,292,753

Other Financial Instruments:
Covered Written Call Options	$(31,580)	$(14,200)	$—	$(45,780)
Total	$(31,580)	$(14,200)	$—	$(45,780)

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. There were no Level 3 investments held by the Funds as of or during the six months ended September 30, 2020.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2020 and March 31, 2020 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	09/30/20	$326,895	$—	$326,895
	03/31/20	$823,397	$1,038,197	$1,861,594
FBP Appreciation & Income	09/30/20	$261,543	$—	$261,543
Opportunities Fund	03/31/20	$662,167	$1,423,747	$2,085,914

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio investment securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operation during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2020:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments and written option contracts	$21,826,544	$23,064,819
Gross unrealized appreciation	$3,946,899	$7,174,345
Gross unrealized depreciation	(2,803,612)	(1,992,191)
Net unrealized appreciation	1,143,287	5,182,154
Accumulated ordinary income	5,066	10,081
Other losses	(356,886)	(100,471)
Distributions payable	(2,637)	(10,564)
Accumulated earnings	$788,830	$5,081,200

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales and differing methods in the amortization of discounts and premiums on fixed income securities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2020:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$2,773,136	$2,659,256
Proceeds from sales and maturities of investment securities	$3,177,386	$3,416,875

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

Effective August 1, 2020, pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has contractually agreed, until August 1, 2021, to reduce advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.12% and 1.05% of the average daily net assets of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Prior to August 1, 2020, pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser contractually agreed, until August 1, 2020, to reduce advisory fees and/or reimburse other expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.07% and 1.00% of the average daily net assets of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Accordingly, during the six months ended September 30, 2020, the Adviser reduced its advisory fees in the amounts of $37,139 and $36,259 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual fund operating expenses to exceed the

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of September 30, 2020, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
March 31, 2023	$31,428	$33,267
September 30, 2023	37,139	36,259
Total	$68,567	$69,526

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $24,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of such fees along with the other series of the Trust.

5. Derivatives Transactions

The location on the Statements of Assets and Liabilities of the Funds’ derivative positions as of September 30, 2020 is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	September 30, 2020
Call options written (Equity)	Written call options, at value	$—	$(273,064)	$(4,857,494)

27

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	September 30, 2020
Call options written (Equity)	Written call options, at value	$—	$(45,780)	$(1,060,665)

The Funds’ transactions in derivative instruments during the six months ended September 30, 2020 are recorded in the following locations on the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative (Risk)	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains (losses) from written option contracts	$175,149	Net change in unrealized appreciation (depreciation) on written option contracts	$(153,324)

FBP Appreciation & Income Opportunities Fund

Type of Derivative (Risk)	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains (losses) from written option contracts	$73,257	Net change in unrealized appreciation (depreciation) on written option contracts	$(32,990)

The average monthly notional amount of written call options during the six months ended September 30, 2020 is $5,250,620 and $1,188,125 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

28

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

29

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 through September 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

30

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,174.80	1.07%	$5.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.07%	$5.40
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,166.80	1.00%	$5.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

31

THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1127. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Flippin, Bruce & Porter, Inc., the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 18, 2020. During the Review Period, which covered the period when all but essential businesses were mandated to close for a time in response to the COVID-19 pandemic, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

32

Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-851-3804

www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Officers

John T. Bruce, President

and Portfolio Manager

Norman D. Darden, III,
Vice President

John H. Hanna, IV, Vice President
David J. Marshall, Vice President

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

34

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2020 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-738-1125 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-738-1125. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

LETTER FROM THE PRESIDENT	October 15, 2020

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Reports of The Government Street Funds for the period ended September 30, 2020.

The Government Street Equity Fund

The Government Street Equity Fund (the “Fund”) had a positive 33.17% total return for the six-month period ended September 30, 2020. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned 31.30% and 29.03%, respectively.

	Government Street Equity	S&P 500	Morningstar Large Blend
3 Qtr 2020	10.48%	8.93%	8.05%
2 Qtr 2020	20.54%	20.54%	19.42%
1 Qtr 2020	-17.08%	-19.60%	-20.89%
4 Qtr 2019	8.17%	9.07%	8.13%
Year-End 9/30/20	19.45%	15.15%	10.38%

As can be seen in the chart, your Fund and the other representative measures of large-capitalization securities enjoyed strong positive returns for the same annual period covered by this report.

The entire 2020 fiscal year was positively impacted by the last two-quarters of the period. The outstanding returns for Technology and Consumer Discretionary economic sectors carried the portfolio to one of the best 6-month returns in memory. At the time the COVID-19 pandemic was creating havoc in most areas of the economy, enterprises engaged in digital technologies and ultimate recipients of Government granted stimulus funds experienced extreme positive returns.

Within the S&P 500, growth stocks outperformed value stocks for the twelve months, by 30.6% to -2.7%, respectively.

Major purchases for the period were Blackstone Group (Financials), Amazon.com, Inc. (Consumer Discretionary) and iShares Gold (Precious Metals).

Major sales for the period were Ecolab, Inc. (Health Care), and Apple (Technology).

The transactions, in total, were distributed along the investment sectors of your Fund with the Standard & Poor’s 500 sectors as guidelines. While your Fund is not invested with a pseudo index approach, the sectors provide an objective comparison for the diversification we believe important for the control of relative risk in your portfolio. Overall we depend on our own conclusions as to the ultimate security selection and position weightings.

1

The top 10 holdings in The Government Street Equity Fund as of September 30, 2020 were:

Security Description	% of Net Assets
NVIDIA Corporation	6.28%
Apple, Inc.	5.39%
Lockheed Martin Corporation	4.14%
Amazon.com, Inc.	4.13%
Microsoft Corporation	3.57%
JPMorgan Chase & Company	3.56%
Bio-Techne Corporation	3.25%
Comcast Corporation – Class A	2.93%
Wal-Mart Store, Inc.	2.91%
Visa, Inc. – Class A	2.87%

There were significant individual performances during the twelve months ended September 30, 2020. The five highest returns, held for the entire 12 months, as measured by the time-weighted rate of return were:

Security Description	1 Year Performance
NVIDIA Corporation	212.33%
Apple, Inc.	108.75%
Wheaton Precious Metals Corporation	88.38%
Skyworks Solutions, Inc.	85.38%
Amazon.com, Inc.	81.71%

The five worst individual performances, held for the twelve months ended September 30, 2020, as measured by time-weighted rate of return for the entire period were:

Security Description	1 Year Performance
JPMorgan Chase & Company	-15.49%
Blackstone Group, Inc.	-17.25%
CME Group	-18.32%
General Dynamics Corporation	-22.24%
Aflac, Inc.	-28.61%

The Fund’s best performing economic sector for the 12 months was Technology, up 69.95%. The second-best sector was Consumer Discretionary up 41.54%. The worst performing sector was Financials down -10.18%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time-weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the twelve months ended September 30, 2020.

Our past commentaries, for several periods, have focused on the growing Governmental debt burden brought about by what we consider to be irresponsible political spending programs. The upward spiral of the borrowed funds has been

2

accelerated by the unanticipated new factor in the form of the COVID-19 pandemic. While unarguably necessary to offset the dire consequences of many total business shutdown, the actions of our Congress has raised the debt burden to an excess of $26 trillion, with promise of more to come. The result of the increase has led to the United States, without doubt, solidifying its position currently as the largest debtor nation in the world.

It is impossible to evaluate the implications for our future economic well-being to be derived from investments. It may well be “different this time.” Certainly the prescribed low, and possibly negative, interest rates perceived to be a stimulus for the economy upends the prospects for retirement funds, endowments, savings, earnings, etc. It is our assessment that the by-product of our financial predicament portends movement toward greater acceptance of risks in stock and bond investments to compensate for the new investment realities.

Portfolio returns and the economy rarely march in lockstep. This has never been truer than today when we see such a negative economic environment compared to a soaring stock market. However, investment returns ultimately have to be ratified by economic results. If the stock market is truly a leading economic indicator, then good times seem to be in our future.

While we truly hope for a positive development for our investment future, we continue to focus significant efforts to address the mitigation of risks in the portfolio. As in the past, we continue to broadly diversify the Fund. In that effort, we eliminated our exposure to the energy sector until many of the challenges confronting that investment area demonstrate a more positive expectation. The resulting funds were moved to precious metals, which now represent 2.5% of the portfolio. The remainder of the Fund has 58 companies and approximately 4.1% in cash equivalent reserves.

As of September 30, 2020, the Fund’s net assets were $64.7 million; net asset value per share was $88.82; and the annualized ratio of expenses to net average assets was 0.88%. Portfolio turnover rate was 5% (not annualized). Income dividends of $0.3315 per share and capital gains of $1.6155 per share were distributed to shareholders during the six-months ended September 30, 2020.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund (the “Fund”), as of September 30, 2020, produced a fiscal six-month total return of 25.62%. By comparison, the Standard & Poor’s 400® Index and the Morningstar Mid-Cap Blended Index, used as relative performance benchmarks, were 29.99% and 30.49%, respectively.

	Government Street Mid-Cap	S&P 400	Morningstar Mid-Cap Blend
3 Qtr 2020	6.76%	4.77%	6.29%
2 Qtr 2020	17.67%	24.07%	22.07%
1 Qtr 2020	-19.95%	-29.70%	-28.36%
4 Qtr 2019	6.36%	7.06%	7.03%
Year-End 9/30/20	6.96%	-2.16%	-0.51%

3

The mid-capitalization category of individual companies is usually represented by the Standard & Poor’s 400 ranging from approximately $487 million to $21.0 billion (based on 8/31/2020 Morningstar data) market values. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which start at the upper end of the mid-cap values and range in sizes 10 times or greater in terms of capitalization. As you would guess, the mid-cap companies tend to be primarily domestically oriented.

Your Fund has a slightly different range of capitalizations than the S&P 400. Upper and lower limits for Fund purchase consideration are $11.7 billion and $894 million, respectively. There are two provisions that allow the makeup of the Fund to exceed those limits. To the extent securities originally purchased within the limits have grown to greater capitalizations, they may be retained without limitation. Secondly, the Fund manager has latitude to purchase and hold up to 20% of the Fund’s value outside the limitations.

It should be noted that your Fund has initiated positions directly into International investments thru individual stock purchases. These investments meet the same capitalization constraints as domestic security holdings. This global approach is being done to provide additional diversification of the portfolio’s risk component and to address attractive potential return areas. The approach falls within the allowed exceptions previously cited and are expected to improve the compounded investment return over time.

The top 10 holdings in The Government Street Mid-Cap Fund as of September 30, 2020 were:

Security Description	% of Net Assets
NVIDIA Corporation	4.50%
Mid-America Apartment Communities, Inc.	3.53%
Chemed Corporation	2.92%
Teleflex, Inc.	2.73%
Bio-Techne Corporation	2.51%
ANSYS, Inc.	2.32%
Lam Research Corporation	2.30%
Waste Connections, Inc.	2.21%
L3harris Technologies, Inc.	2.20%
iShares Gold Trust (ETF)	2.15%

An exchange-traded fund (“ETF”) represents a significant holding in the Fund. This asset holds the physical gold represented by the security. Additionally, the Fund has an ETF investment in silver. This asset also holds the physical silver which backs the asset value of the security.

4

There were significant individual performances during the twelve months ended September 30, 2020. The five highest returns, held for the entire period, as measured by the time-weighted rate of return, were:

Security Description	1 Year Performance
NVIDIA Corporation	211.88%
Celsius Holdings, Inc.	153.08%
Okta, Inc.	117.19%
Charles River Laboratories Int’l., Inc.	71.07%
Hain Celestial Group, Inc.	59.74%

The five worst individual performances, held for the entire period, as measured by time-weighted rate of return, were:

Security Description	1 Year Performance
MasTec, Inc.	-34.95%
American Financial Group, Inc.	-35.26%
Macys, Inc.	-39.17%
Gildan Activewear, Inc.	-43.85%
ONEOK, Inc.	-61.50%

The Fund’s best performing economic sector for the 12 months was Technology, up 49.91%. The second-best sector was Consumer Staples, up 31.60%. The worst performing sector was Energy, down -58.8%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time-weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the year ended September 30, 2020.

We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large-cap stocks. Mid-cap stocks have been able to match the performance of large-cap stocks in down markets while exceeding large-cap performance in up markets, leading to long-term outperformance.

The strategy to manage risks in the Fund is primarily thru diversification over the eleven economic sectors. The securities which comprise the Fund are represented in each of those sectors according to their perceived investment prospects. Additionally, the Fund currently holds exchange-traded funds in gold and silver. Precious metal stocks tend to act as a diversification of securities‘ risks by historically moving counter to general market directions. Finally, in periods of expected volatility, the Fund will hold higher than normal (defined as 5% or lower) cash equivalent positions. On September 30, 2020, the cash equivalent position was 8.1%. In all cases, the intent is to manage the portfolio’s volatility, which should result in greater compounded returns over time.

5

It may be interesting for the readers to compare and contrast the Global Industry Classification Standard (GICS) sectors between the larger capitalization S&P 500 and the lower capitalization S&P 400. The approximate weights based on component’s capitalizations change daily but are reasonably stable over short periods. As of September 30, 2020, they are:

GICS	S&P 500	S&P 400
Energy	4.23%	1.90%
Materials	2.30%	4.74%
Industrials	9.81%	17.74%
Consumer Discretionary	9.61%	13.98%
Consumer Staples	7.59%	4.94%
Health Care	14.25%	11.28%
Financials	16.15%	14.18%
Information Technology	19.37%	16.20%
Telecommunication Services	10.44%	2.17%
Utilities	3.29%	3.34%
Real Estate	2.98%	9.54%

The Government Street Mid-Cap Fund uses the S&P 400 sector weights for guidance in its diversification of investment holdings.

As of September 30, 2020, the net assets of the Government Street Mid-Cap Fund were $49.3 million, and the net asset value per share was $29.55. The turnover rate for the previous six months was 8% and the total number of holdings was 81 as of September 30, 2020. The net annualized expense ratio for the Fund was 1.10%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

6

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	6.3%
Apple, Inc.	5.4%
Lockheed Martin Corporation	4.1%
Amazon.com, Inc.	4.1%
Microsoft Corporation	3.6%
JPMorgan Chase & Company	3.6%
Bio-Techne Corporation	3.3%
Comcast Corporation - Class A	2.9%
Walmart, Inc.	2.9%
Visa, Inc. - Class A	2.9%

7

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	4.5%
Mid-America Apartment Communities, Inc.	3.5%
Chemed Corporation	2.9%
Teleflex, Inc.	2.7%
Bio-Techne Corporation	2.5%
ANSYS, Inc.	2.3%
Lam Research Corporation	2.3%
Waste Connections, Inc.	2.2%
L3Harris Technologies, Inc.	2.2%
iShares Gold Trust	2.2%

8

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 94.4%	Shares	Value
Communications — 7.6%
Alphabet, Inc. - Class A (a)	850	$1,245,760
Alphabet, Inc. - Class C (a)	1,067	1,568,063
Comcast Corporation - Class A	41,000	1,896,660
Twitter, Inc. (a)	4,000	178,000
		4,888,483
Consumer Discretionary — 11.4%
Amazon.com, Inc. (a)	850	2,676,421
Home Depot, Inc. (The)	5,000	1,388,550
Lowe’s Companies, Inc.	6,000	995,160
McDonald’s Corporation	5,000	1,097,450
NIKE, Inc. - Class B	10,000	1,255,400
		7,412,981
Consumer Staples — 6.5%
Clorox Company (The)	1,000	210,170
Coca-Cola Company (The)	12,000	592,440
Costco Wholesale Corporation	1,000	355,000
McCormick & Company, Inc.	3,000	582,300
Procter & Gamble Company (The)	4,000	555,960
Walmart, Inc.	13,500	1,888,785
		4,184,655
Financials — 10.9%
Aflac, Inc.	16,000	581,600
Ares Management Corporation - Class A	5,000	202,100
Blackstone Group, L.P. (The) - Class A	13,000	678,600
Brookfield Asset Management, Inc. - Class A	33,000	1,090,980
CME Group, Inc.	6,000	1,003,860
Intercontinental Exchange, Inc.	12,000	1,200,600
JPMorgan Chase & Company	24,000	2,310,480
		7,068,220
Health Care — 10.5%
Abbott Laboratories	9,500	1,033,885
AbbVie, Inc.	11,500	1,007,285
AstraZeneca plc - ADR	4,000	219,200
Bio-Techne Corporation	8,500	2,105,705
Bristol-Myers Squibb Company	12,000	723,480
Edwards Lifesciences Corporation (a)	4,800	383,136
Johnson & Johnson	1,750	260,540
Merck & Company, Inc.	3,000	248,850
Pfizer, Inc.	6,000	220,200

9

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.4% (Continued)	Shares	Value
Health Care — 10.5% (Continued)
Roche Holding AG - ADR	5,000	$214,050
Thermo Fisher Scientific, Inc.	900	397,368
		6,813,699
Industrials — 11.3%
Emerson Electric Co.	6,500	426,205
General Dynamics Corporation	5,200	719,836
Honeywell International, Inc.	11,000	1,810,710
Lockheed Martin Corporation	7,000	2,682,960
Raytheon Technologies Corporation	13,500	776,790
TE Connectivity Ltd.	9,000	879,660
		7,296,161
Materials — 2.3%
Freeport-McMoRan, Inc.	16,000	250,240
International Paper Company	3,000	121,620
Linde plc	2,300	547,699
Wheaton Precious Metals Corporation	12,000	588,840
		1,508,399
Real Estate — 2.2%
Life Storage, Inc.	1,000	105,270
Mid-America Apartment Communities, Inc.	11,394	1,321,134
		1,426,404
Technology — 27.7%
Accenture plc - Class A	6,150	1,389,839
Apple, Inc.	30,200	3,497,462
ASML Holding N.V.	850	313,880
Mastercard, Inc. - Class A	2,000	676,340
Microsoft Corporation	11,000	2,313,630
NVIDIA Corporation	7,525	4,072,680
QUALCOMM, Inc.	6,000	706,080
S&P Global, Inc.	1,000	360,600
Skyworks Solutions, Inc.	10,000	1,455,000
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	5,000	405,350
Texas Instruments, Inc.	6,200	885,298
Visa, Inc. - Class A	9,300	1,859,721
		17,935,880
Utilities — 4.0%
Dominion Energy, Inc.	6,000	473,580
Duke Energy Corporation	8,250	730,620
WEC Energy Group, Inc.	14,000	1,356,600
		2,560,800

Total Common Stocks (Cost $25,779,662)		$61,095,682

10

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 1.6%	Shares	Value
iShares Gold Trust (a)	34,000	$611,660
iShares Silver Trust (a)	21,000	454,440
Total Exchange-Traded Funds (Cost $976,813)		$1,066,100

MONEY MARKET FUNDS — 4.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $2,662,397)	2,662,397	$2,662,397

Total Investments at Value — 100.1% (Cost $29,418,872)		$64,824,179

Liabilities in Excess of Other Assets — (0.1%)		(85,194)

Net Assets — 100.0%		$64,738,985

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2020.
See accompanying notes to financial statements.

11

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 88.1%	Shares	Value
Consumer Discretionary — 6.7%
Gildan Activewear, Inc.	13,400	$263,578
Hasbro, Inc.	5,000	413,600
Kontoor Brands, Inc.	1,671	40,438
Macy’s, Inc.	5,000	28,500
Melco Resorts & Entertainment Ltd. - ADR	5,000	83,250
NVR, Inc. (a)	135	551,221
Scotts Miracle-Gro Company (The)	2,200	336,402
Service Corporation International	16,200	683,316
Tempur Sealy International, Inc. (a)	3,000	267,570
Tiffany & Company	2,500	289,625
VF Corporation	4,700	330,175
		3,287,675
Consumer Staples — 3.5%
Celsius Holdings, Inc. (a)	12,000	272,520
Church & Dwight Company, Inc.	9,000	843,390
Energizer Holdings, Inc.	5,000	195,700
Hain Celestial Group, Inc. (The) (a)	3,500	120,050
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,300	288,255
		1,719,915
Energy — 1.3%
Enphase Energy, Inc. (a)	6,000	495,540
ONEOK, Inc.	6,000	155,880
		651,420
Financials — 16.6%
Alleghany Corporation	1,190	619,336
American Financial Group, Inc.	8,600	576,028
Ares Management Corporation - Class A	5,000	202,100
Arthur J. Gallagher & Company	8,000	844,640
Berkley (W.R.) Corporation	11,175	683,351
Brown & Brown, Inc.	20,000	905,400
CME Group, Inc.	5,000	836,550
Eaton Vance Corporation	13,000	495,950
Intercontinental Exchange, Inc.	10,500	1,050,525
Nasdaq, Inc.	8,500	1,043,035
Old Republic International Corporation	24,400	359,656
SEI Investments Company	5,500	278,960
Voya Financial, Inc.	3,000	143,790
Waddell & Reed Financial, Inc. - Class A	11,500	170,775
		8,210,096
Health Care — 16.8%
Bio-Rad Laboratories, Inc. - Class A (a)	1,700	876,282
Bio-Techne Corporation	5,000	1,238,650

12

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 88.1% (Continued)	Shares	Value
Health Care — 16.8% (Continued)
Centene Corporation (a)	6,000	$349,980
Charles River Laboratories International, Inc. (a)	4,500	1,019,025
Chemed Corporation	3,000	1,441,050
Globus Medical, Inc. - Class A (a)	3,000	148,560
Laboratory Corporation of America Holdings (a)	2,574	484,607
Penumbra, Inc. (a)	2,500	485,950
ResMed, Inc.	3,000	514,290
Teleflex, Inc.	3,950	1,344,659
Waters Corporation (a)	2,000	391,360
		8,294,413
Industrials — 16.3%
AMETEK, Inc.	2,350	233,590
C.H. Robinson Worldwide, Inc.	4,000	408,760
Donaldson Company, Inc.	13,000	603,460
Expeditors International of Washington, Inc.	8,000	724,160
Fastenal Company	18,000	811,620
Graco, Inc.	13,000	797,550
Jacobs Engineering Group, Inc.	6,475	600,686
L3Harris Technologies, Inc.	6,400	1,086,976
MasTec, Inc. (a)	3,200	135,040
MSC Industrial Direct Company, Inc. - Class A	6,000	379,680
National Instruments Corporation	12,000	428,400
nVent Electric plc	2,900	51,301
Pentair plc	2,900	132,733
Snap-on, Inc.	1,475	217,017
Waste Connections, Inc.	10,500	1,089,900
Woodward, Inc.	4,400	352,704
		8,053,577
Materials — 5.9%
Albemarle Corporation	6,700	598,176
Ashland Global Holdings, Inc.	6,000	425,520
Martin Marietta Materials, Inc.	3,000	706,080
Packaging Corporation of America	6,000	654,300
Steel Dynamics, Inc.	12,000	343,560
Valvoline, Inc.	9,236	175,853
		2,903,489
Real Estate — 3.5%
Mid-America Apartment Communities, Inc.	15,000	1,739,250

Technology — 17.1%
Analog Devices, Inc.	3,671	428,553
ANSYS, Inc. (a)	3,500	1,145,305
Arrow Electronics, Inc. (a)	10,100	794,466

13

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 88.1% (Continued)	Shares	Value
Technology — 17.1% (Continued)
Broadridge Financial Solutions, Inc.	3,500	$462,000
FLIR Systems, Inc.	3,000	107,550
InterDigital, Inc.	2,500	142,650
Lam Research Corporation	3,400	1,127,950
Microchip Technology, Inc.	6,000	616,560
NVIDIA Corporation	4,100	2,219,002
Okta, Inc. (a)	3,500	748,475
Xilinx, Inc.	6,000	625,440
		8,417,951
Utilities — 0.4%
NRG Energy, Inc.	3,000	92,220
UGI Corporation	3,038	100,193
		192,413

Total Common Stocks (Cost $17,073,853)		$43,470,199

EXCHANGE-TRADED FUNDS — 3.8%	Shares	Value
iShares Gold Trust (a)	59,000	$1,061,410
iShares Silver Trust (a)	37,000	800,680
Total Exchange-Traded Funds (Cost $1,704,596)		$1,862,090

MONEY MARKET FUNDS — 8.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $3,983,156)	3,983,156	$3,983,156

Total Investments at Value — 100.0% (Cost $22,761,605)		$49,315,445

Liabilities in Excess of Other Assets — (0.0%) (c)		(9,474)

Net Assets — 100.0%		$49,305,971

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2020.
(c)	Percentage rounds to greater than (0.1%).
See accompanying notes to financial statements.

14

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020 (Unaudited)
	The Government Street Equity Fund	The Government Street Mid-Cap Fund
ASSETS
Investments in securities:
At cost	$29,418,872	$22,761,605
At value (Note 2)	$64,824,179	$49,315,445
Cash	3,672	—
Receivable for capital shares sold	1,500	100
Dividends receivable	11,104	19,238
Other assets	12,794	12,616
TOTAL ASSETS	64,853,249	49,347,399

LIABILITIES
Distributions payable	2,472	—
Payable for capital shares redeemed	67,882	—
Accrued investment advisory fees (Note 4)	31,790	30,278
Payable to administrator (Note 4)	5,900	5,580
Other accrued expenses	6,220	5,570
TOTAL LIABILITIES	114,264	41,428

NET ASSETS	$64,738,985	$49,305,971

Net assets consist of:
Paid-in capital	$26,647,493	$21,083,030
Accumulated earnings	38,091,492	28,222,941
Net assets	$64,738,985	$49,305,971

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	728,887	1,668,604

Net asset value, offering price and redemption price per share (Note 2)	$88.82	$29.55

See accompanying notes to financial statements.

15

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2020 (Unaudited)
	The Government Street Equity Fund	The Government Street Mid-Cap Fund
INVESTMENT INCOME
Dividends	$503,013	$309,234
Foreign withholding taxes on dividends	(1,439)	(583)
TOTAL INVESTMENT INCOME	501,574	308,651

EXPENSES
Investment advisory fees (Note 4)	180,202	174,022
Administration fees (Note 4)	30,817	29,900
Registration and filing fees	8,689	9,421
Audit and tax services fees	8,750	8,750
Account maintenance fees	8,913	7,228
Trustees’ fees and expenses (Note 4)	7,500	7,500
Legal fees	3,952	3,952
Custodian and bank service fees	3,715	3,289
Compliance fees (Note 4)	3,459	3,467
Printing of shareholder reports	3,381	3,207
Postage and supplies	2,111	2,129
Pricing costs	455	455
Other expenses	3,340	2,993
TOTAL EXPENSES	265,284	256,313

NET INVESTMENT INCOME	236,290	52,338

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	2,684,996	1,616,860
Net realized gains from in-kind redemptions (Note 2)	247,761	—
Net change in unrealized appreciation (depreciation) on investments	13,285,286	8,438,594
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	16,218,043	10,055,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,454,333	$10,107,792

See accompanying notes to financial statements.

16

THE GOVERNMENT STREET EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$236,290	$588,300
Net realized gains from investments	2,684,996	2,828,555
Net realized gains from in-kind redemptions (Note 2)	247,761	999,929
Net change in unrealized appreciation (depreciation) on investments	13,285,286	(5,017,527)
Net increase (decrease) in net assets resulting from operations	16,454,333	(600,743)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,418,121)	(2,979,301)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	163,271	225,208
Net asset value of shares issued in reinvestment of distributions to shareholders	1,389,439	2,900,422
Payments for shares redeemed	(1,830,598)	(5,744,573)
Net decrease in net assets from capital share transactions	(277,888)	(2,618,943)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,758,324	(6,198,987)

NET ASSETS
Beginning of period	49,980,661	56,179,648
End of period	$64,738,985	$49,980,661

CAPITAL SHARE ACTIVITY
Shares sold	1,909	2,893
Shares reinvested	17,130	36,909
Shares redeemed	(21,969)	(73,663)
Net decrease in shares outstanding	(2,930)	(33,861)
Shares outstanding, beginning of period	731,817	765,678
Shares outstanding, end of period	728,887	731,817

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET MID-CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$52,338	$272,370
Net realized gains from investments	1,616,860	917,145
Net realized gains from in-kind redemptions (Note 2)	—	428,697
Net change in unrealized appreciation (depreciation) on investments	8,438,594	(4,884,827)
Net increase (decrease) in net assets resulting from operations	10,107,792	(3,266,615)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(73,395)	(2,059,713)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	370,028	496,731
Net asset value of shares issued in reinvestment of distributions to shareholders	71,813	2,011,302
Payments for shares redeemed	(592,270)	(4,053,012)
Net decrease in net assets from capital share transactions	(150,429)	(1,544,979)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,883,968	(6,871,307)

NET ASSETS
Beginning of period	39,422,003	46,293,310
End of period	$49,305,971	$39,422,003

CAPITAL SHARE ACTIVITY
Shares sold	13,870	17,789
Shares reinvested	2,594	70,826
Shares redeemed	(21,458)	(143,976)
Net decrease in shares outstanding	(4,994)	(55,361)
Shares outstanding, beginning of period	1,673,598	1,728,959
Shares outstanding, end of period	1,668,604	1,673,598

See accompanying notes to financial statements.

18

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months		Years Ended March 31,
	Ended Sept. 30, 2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$68.30		$73.37	$74.60	$67.08	$61.72	$65.95

Income (loss) from investment operations:
Net investment income	0.33		0.80	0.69	0.66	0.68	0.61
Net realized and unrealized gains (losses) on investments and foreign currencies	22.14		(1.82)	3.37	9.32	6.76	(2.17)
Total from investment operations	22.47		(1.02)	4.06	9.98	7.44	(1.56)

Less distributions from:
Net investment income	(0.33)		(0.80)	(0.68)	(0.65)	(0.68)	(0.64)
Net realized gains	(1.62)		(3.25)	(4.61)	(1.81)	(1.40)	(2.03)
Total distributions	(1.95)		(4.05)	(5.29)	(2.46)	(2.08)	(2.67)

Net asset value at end of period	$88.82		$68.30	$73.37	$74.60	$67.08	$61.72

Total return (a)	33.17	%(b)	(2.04%)	5.65%	15.08%	12.32%	(2.46%)

Net assets at end of period (000’s)	$64,739		$49,981	$56,180	$62,707	$65,407	$80,307

Ratio of total expenses to average net assets	0.88	%(c)	0.91%	0.89%	0.88%	0.87%	0.85%

Ratio of net investment income to average net assets	0.79	%(c)	1.01%	0.92%	0.90%	1.03%	0.95%

Portfolio turnover rate	5	%(b)	14%	9%	13%	20%	17%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not Annualized.
(c)	Annualized.
See accompanying notes to financial statements.

19

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months		Years Ended March 31,
	Ended Sept. 30, 2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value at beginning of period	$23.56		$26.78	$26.64	$24.42	$21.95	$22.96

Income (loss) from investment operations:
Net investment income	0.03		0.16	0.18	0.20	0.16	0.10
Net realized and unrealized gains (losses) on investments	6.00		(2.16)	0.90	3.32	3.36	0.11
Total from investment operations	6.03		(2.00)	1.08	3.52	3.52	0.21

Less distributions from:
Net investment income	—		(0.16)	(0.14)	(0.20)	(0.14)	(0.10)
Net realized gains	(0.04)		(1.06)	(0.80)	(1.10)	(0.91)	(1.12)
Total distributions	(0.04)		(1.22)	(0.94)	(1.30)	(1.05)	(1.22)

Net asset value at end of period	$29.55		$23.56	$26.78	$26.64	$24.42	$21.95

Total return (a)	25.62	%(b)	(8.18%)	4.21%	14.67%	16.44%	1.04%

Net assets at end of period (000’s)	$49,306		$39,422	$46,293	$50,059	$48,540	$48,547

Ratio of total expenses to average net assets	1.10	%(c)	1.09%	1.08%	1.06%	1.07%	1.07%

Ratio of net investment income to average net assets	0.23	%(c)	0.57%	0.64%	0.78%	0.66%	0.46%

Portfolio turnover rate	8	%(b)	2%	6%	12%	14%	20%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not Annualized.
(c)	Annualized.
See accompanying notes to financial statements.

20

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited)

1. Organization

The Government Street Equity Fund and The Government Street Mid-Cap Fund (the “Funds”) are each a diversified, no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of The Government Street Equity is to seek capital appreciation.

The investment objective of The Government Street Mid-Cap is to seek capital appreciation.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security

21

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

or related securities, or a combination of these and other factors. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of September 30, 2020, by asset type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$61,095,682	$—	$—	$61,095,682
Exchange-Traded Funds	1,066,100	—	—	1,066,100
Money Market Funds	2,662,397	—	—	2,662,397
Total	$64,824,179	$—	$—	$64,824,179

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$43,470,199	$—	$—	$43,470,199
Exchange-Traded Funds	1,862,090	—	—	1,862,090
Money Market Funds	3,983,156	—	—	3,983,156
Total	$49,315,445	$—	$—	$49,315,445

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the six months ended September 30, 2020.

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

22

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of investment securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased, if any, are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund and declared and paid annually to shareholders of The Government Street Mid-Cap Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2020 and March 31, 2020 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	09/30/20	$241,462	$1,176,659	$1,418,121
	03/31/20	$589,910	$2,390,603	$2,980,513
The Government Street Mid-Cap Fund	09/30/20	$—	$73,395	$73,395
	03/31/20	$270,308	$1,789,405	$2,059,713

23

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2020:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund
Cost of portfolio investments	$29,418,872	$22,761,605
Gross unrealized appreciation	$35,491,593	$26,901,839
Gross unrealized depreciation	(86,286)	(347,999)
Net unrealized appreciation	35,405,307	26,553,840
Accumulated ordinary income	3,677	52,338
Other gains	2,684,980	1,616,763
Distributions payable	(2,472)	—
Total accumulated earnings	$38,091,492	$28,222,941

During the six months ended September 30, 2020, The Government Street Equity Fund realized $247,761 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received investment

24

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these gains against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2020:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund
Purchases of investment securities	$2,858,212	$3,249,700
Proceeds from sales of investment securities	$5,121,329	$3,668,544

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs

25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $24,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2020, The Government Street Equity Fund had 27.7% of the value of its net assets invested in common stocks within the Technology sector.

26

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 through September 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

28

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2020	Ending Account Value Sept. 30, 2020	Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,331.70	0.88%	$5.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.60	0.88%	$4.45
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,256.20	1.10%	$6.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

29

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

30

THE GOVERNMENT STREET FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Leavell Investment Management, Inc, the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 18, 2020. During the Review Period, which covered the period when all but essential businesses were mandated to close for a time in response to the COVID-19 pandemic, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

31

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The Government Street Funds

No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Manager

Thomas W. Leavell,

The Government Street Equity Fund

The Government Street Mid-Cap Fund

THE
JAMESTOWN
EQUITY FUND

No-Load Fund

SEMI-ANNUAL REPORT

September 30, 2020
(Unaudited)

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

Richmond, Virginia

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-738-1126 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-738-1126. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

LETTER TO SHAREHOLDERS	November 2, 2020

Jamestown Equity Fund

In a remarkable reversal after markets sold off into late March as a result of the global spread of COVID-19, equity markets recovered strongly and even briefly exceeded the all-time high on the S&P 500. For the six-month period ended September 30, 2020, The Jamestown Equity Fund rose 31.29% compared to 31.31% for the S&P 500 Index. At the end of September 2020, the Fund was overweight compared to the S&P 500 benchmark in the Consumer Discretionary sector, while maintaining underweights in the Utilities, Health Care, and Consumer Staples sectors.

The dramatic outperformance of growth over value stocks accelerated in the past six months. While both large and small caps did well, the performance disparity between the groups is notable, and the year-to-date differences are stunning. For the calendar year-to-date, the S&P 500, a mostly large cap index, is up nearly 6%, while the smaller company Russell 2000 Index is down over 8%. The S&P Growth Index has risen more than 20%, trouncing its value step-cousin (down 11.5% year-to-date). We believe these extreme divergences are mainly the result of a potent mix of COVID-19 winners, losers and speculation, with the winners drawn mostly from a technology cohort perfectly positioned to benefit from our stay-at-home lives. The losers, unluckily (for now), are tied to our previous routines.

The equity market recovery is being supported by massive fiscal and monetary stimulus and support from governments and central banks around the world. The total amount of fiscal and monetary stimulus to-date is equal to almost 30% of global GDP as governments and central banks have stepped into to support individuals, corporations and markets from the massive downside in economies around the world as a result of the global pandemic. Due to the actions of central banks, interest rates have moved to extraordinarily low levels around the world, helping to support equity markets. Also helping markets recover is the unprecedented efforts of the scientific and medical communities coming together to develop treatments and vaccines to combat COVID 19. Investors will no doubt be closely focused on the progress on the development of these treatments and vaccines over the coming months.

U.S. Treasury bond yields remained well below 1% throughout the past six months, and the Fed reiterated their position that short rates would stay at 0% for years, inflation be damned. For several years now we’ve counseled that prospective returns will be lower; that remains our base case; plan accordingly. Financially speaking, however, with the S&P 500 yielding more than twice the 10-year Treasury, stocks offer better value than bonds. In plain English, we believe stocks aren’t cheap but they’re cheaper than bonds. Investment time horizon is the key here.

The opinions expressed are those of Lowe, Brockenbrough & Co. The opinions referenced are as of the date of publication and are subject to change due to changes in the market of economic conditions and may not necessarily come to pass. Forward looking statements cannot be guaranteed.

1

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the S&P 500® Index

	Average Annual Total Returns (for periods ended September 30, 2020)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund (a)	16.26%	11.86%	11.71%
S&P 500® Index	15.15%	14.15%	13.74%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2020 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	6.7%
Amazon.com, Inc.	5.2%
Microsoft Corporation	4.4%
Facebook, Inc. - Class A	3.7%
Vanguard Information Technology ETF	2.9%
SPDR Portfolio S&P 500 Value ETF	2.4%
JPMorgan Chase & Company	2.2%
iShares Expanded Tech-Software Sector ETF	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Merck & Company, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

3

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)
COMMON STOCKS — 84.7%	Shares	Value
Communications — 12.9%
Alphabet, Inc. - Class A (a)	550	$806,080
Alphabet, Inc. - Class C (a)	500	734,800
Booking Holdings, Inc. (a)	450	769,806
Comcast Corporation - Class A	16,000	740,160
Facebook, Inc. - Class A (a)	5,600	1,466,640
Walt Disney Company (The)	4,550	564,564
		5,082,050
Consumer Discretionary — 10.4%
Amazon.com, Inc. (a)	650	2,046,674
Home Depot, Inc. (The)	2,400	666,504
Lowe’s Companies, Inc.	4,695	778,713
TJX Companies, Inc. (The)	11,000	612,150
		4,104,041
Consumer Staples — 6.3%
Dollar Tree, Inc. (a)	6,000	548,040
PepsiCo, Inc.	5,200	720,720
Target Corporation	4,960	780,803
Walmart, Inc.	3,000	419,730
		2,469,293
Energy — 2.2%
Chevron Corporation	7,700	554,400
Total SE - ADR	9,500	325,850
		880,250
Financials — 11.6%
Ameriprise Financial, Inc.	4,250	654,968
Chubb Ltd.	2,500	290,300
Goldman Sachs Group, Inc. (The)	3,300	663,201
JPMorgan Chase & Company	9,200	885,684
Morgan Stanley	14,300	691,405
PNC Financial Services Group, Inc. (The)	5,500	604,505
Truist Financial Corporation	20,625	784,781
		4,574,844
Health Care — 11.2%
Amgen, Inc.	1,800	457,488
Anthem, Inc.	2,000	537,180
CVS Health Corporation	10,800	630,720
Merck & Company, Inc.	9,800	812,910
Pfizer, Inc.	14,500	532,150
Thermo Fisher Scientific, Inc.	1,900	838,888
UnitedHealth Group, Inc.	2,000	623,540
		4,432,876

4

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 84.7% (Continued)	Shares	Value
Industrials — 8.5%
Eaton Corporation plc	7,300	$744,819
Lockheed Martin Corporation	1,000	383,280
Norfolk Southern Corporation	3,700	791,763
Raytheon Technologies Corporation	5,800	333,732
Trane Technologies plc	4,300	521,375
United Parcel Service, Inc. - Class B	3,600	599,868
		3,374,837
Materials — 1.4%
Eastman Chemical Company	7,000	546,840

Real Estate — 1.5%
American Tower Corporation	2,400	580,152

Technology — 18.7%
Apple, Inc.	22,800	2,640,468
Broadcom, Inc.	1,400	510,048
Cisco Systems, Inc.	19,500	768,105
Intel Corporation	6,900	357,282
Microsoft Corporation	8,200	1,724,706
Oracle Corporation	11,500	686,550
Visa, Inc. - Class A	3,400	679,898
		7,367,057

Total Common Stocks (Cost $15,959,855)		$33,412,240

EXCHANGE-TRADED FUNDS — 13.6%	Shares	Value
Communication Services Select Sector SPDR Fund	4,500	$267,300
Consumer Staples Select Sector SPDR Fund	10,000	641,000
iShares Expanded Tech-Software Sector ETF	2,700	840,024
iShares PHLX Semiconductor ETF	1,700	517,837
SPDR Portfolio S&P 500 Growth ETF	8,000	400,880
SPDR Portfolio S&P 500 Value ETF	31,265	944,203
Vanguard Information Technology ETF	3,700	1,152,365
Vanguard S&P 500 ETF	1,900	584,535
Total Exchange-Traded Funds (Cost $3,541,255)		$5,348,144

5

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.8%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Class, 0.01% (b) (Cost $719,128)	719,128	$719,128

Total Investments at Value — 100.1% (Cost $20,220,238)		$39,479,512

Liabilities in Excess of Other Assets — (0.1%)		(24,581)

Net Assets — 100.0%		$39,454,931

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2020.
See accompanying notes to financial statements.

6

THE JAMESTOWN EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2020 (Unaudited)
ASSETS
Investments in securities:
At cost	$20,220,238
At value (Note 2)	$39,479,512
Dividends receivable	24,326
Other assets	11,257
TOTAL ASSETS	39,515,095

LIABILITIES
Distributions payable	4,957
Payable for capital shares redeemed	27,121
Accrued investment advisory fees (Note 4)	18,136
Payable to administrator (Note 4)	6,000
Other accrued expenses	3,950
TOTAL LIABILITIES	60,164

NET ASSETS	$39,454,931

Net assets consist of:
Paid-in capital	$19,568,726
Accumulated earnings	19,886,205
Net assets	$39,454,931

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,621,460

Net asset value, offering price and redemption price per share (Note 2)	$24.33

See accompanying notes to financial statements.

7

THE JAMESTOWN EQUITY FUND STATEMENT OF OPERATIONS Six Months Ended September 30, 2020 (Unaudited)
INVESTMENT INCOME
Dividends	$323,474
Foreign withholding taxes on dividends	(3,770)
TOTAL INVESTMENT INCOME	319,704

EXPENSES
Investment advisory fees (Note 4)	119,828
Administration fees (Note 4)	30,000
Audit and tax services fees	8,750
Registration and filing fees	8,514
Trustees’ fees (Note 4)	7,500
Compliance service fees (Note 4)	6,000
Printing of shareholder reports	4,893
Custodian and bank service fees	4,617
Legal fees	3,952
Postage and supplies	2,669
Account maintenance fees	1,717
Insurance expense	617
Pricing costs	319
Other expenses	3,750
TOTAL EXPENSES	203,126
Fees voluntarily waived by the Adviser (Note 4)	(27,993)
NET EXPENSES	175,133

NET INVESTMENT INCOME	144,571

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	692,747
Net change in unrealized appreciation (depreciation) on investments	8,720,985
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,413,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,558,303

See accompanying notes to financial statements.

8

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2020 (Unaudited)	Year Ended March 31, 2020
FROM OPERATIONS
Net investment income	$144,571	$357,046
Net realized gains on investment transactions	692,747	2,267,311
Net change in unrealized appreciation (depreciation) on investments	8,720,985	(4,447,825)
Net increase (decrease) in net assets resulting from operations	9,558,303	(1,823,468)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,066,907)	(2,585,429)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	85,491	405,362
Net asset value of shares issued in reinvestment of distributions to shareholders	990,830	2,409,578
Payments for shares redeemed	(1,174,903)	(4,001,840)
Net decrease in net assets from capital share transactions	(98,582)	(1,186,900)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,392,814	(5,595,797)

NET ASSETS
Beginning of period	31,062,117	36,657,914
End of period	$39,454,931	$31,062,117

CAPITAL SHARE ACTIVITY
Shares sold	4,033	17,643
Shares reinvested	43,910	107,138
Shares redeemed	(54,340)	(179,068)
Net decrease in shares outstanding	(6,397)	(54,287)
Shares outstanding, beginning of period	1,627,857	1,682,144
Shares outstanding, end of period	1,621,460	1,627,857

See accompanying notes to financial statements.

9

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended Sept. 30, 2020		Years Ended March 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net asset value at beginning of period	$19.08		$21.79		$22.10		$20.89		$19.57		$21.91

Income (loss) from investment operations:
Net investment income (a)	0.09		0.22		0.24		0.19		0.19		0.16
Net realized and unrealized gains (losses) on investments	5.82		(1.35)		1.10		2.51		2.12		(1.18)
Total from investment operations	5.91		(1.13)		1.34		2.70		2.31		(1.02)

Less distributions:
From net investment income	(0.09)		(0.22)		(0.24)		(0.19)		(0.20)		(0.16)
From net realized gains	(0.57)		(1.36)		(1.41)		(1.30)		(0.79)		(1.16)
Total distributions	(0.66)		(1.58)		(1.65)		(1.49)		(0.99)		(1.32)

Net asset value at end of period	$24.33		$19.08		$21.79		$22.10		$20.89		$19.57

Total return (b)	31.29	%(c)	(6.17%)		6.40%		13.35%		12.14%		(4.96%)

Net assets at end of period (000’s)	$39,455		$31,062		$36,658		$37,570		$37,460		$37,682

Ratio of total expenses to average net assets (d)	1.10	%(e)	1.08%		1.03%		1.03%		1.03%		1.03%

Ratio of net expenses to average net assets (d)	0.95	%(e)(f)	0.95	%(f)	0.95	%(f)	0.95	%(f)	0.95	%(f)	1.00%

Ratio of net investment income to average net assets (a)(d)	0.78	%(e)(f)	0.96	%(f)	1.10	%(f)	0.87	%(f)	0.96	%(f)	0.82%

Portfolio turnover rate	6	%(b)	18%		18%		18%		27%		50%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests. Ratios were also determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

(e)	Annualized.
(f)	Ratio was determined after voluntary advsiory fee waivers by the Adviser and reimbursed expenses (Notes 4 and 5).
See accompanying notes to financial statements.

10

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited)

1. Organization

The Jamestown Equity Fund (the “Fund”) is a diversified, no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

11

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of September 30, 2020, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$33,412,240	$—	$—	$33,412,240
Exchange-Traded Funds	5,348,144	—	—	5,348,144
Money Market Funds	719,128	—	—	719,128
Total	$39,479,512	$—	$—	$39,479,512

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the six months ended September 30, 2020.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends received by the Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2020 and March 31, 2020 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
9/30/2020	$253,875	$813,032	$1,066,907
3/31/2020	$357,284	$2,227,772	$2,585,056

12

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings at September 30, 2020 was as follows:

Tax cost of portfolio investments	$20,284,079
Gross unrealized appreciation	$19,452,049
Gross unrealized depreciation	(256,616)
Net unrealized appreciation	19,195,433
Accumulated ordinary income	3,892
Other gains	691,837
Distributions payable	(4,957)
Accumulated earnings	$19,886,205

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

13

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally three years) of the Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2020:

Purchase of investment securities	$3,738,075
Proceeds from sales of investment securities	$2,031,084

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2020, the Adviser voluntarily limited the total annual operating expenses of the Fund to 0.95% of average daily net assets; accordingly, the Adviser voluntarily waived $27,993 of its investment advisory fees during the six months ended September 30, 2020. This amount is not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $24,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair);

14

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2020, the Fund had 25.0% of the value of its net assets invested in common stocks and ETFs within the Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

15

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 through September 30, 2020).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

16

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$ 1,312.90	0.95%	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.25	0.95%	$4.80

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

17

THE JAMESTOWN EQUITY FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Lowe, Brockenbrough & Company, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 18, 2020. During the Review Period, which covered the period when all but essential businesses were mandated to close for a time in response to the COVID-19 pandemic, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

18

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THE JAMESTOWN EQUITY FUND

www.jamestownfunds.com

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

1802 Bayberry Court

Suite 400

Richmond, Virginia 23226

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Board of Trustees

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Robert S. Harris, Ph.D.

Harris V. Morrissette

Elizabeth W. Robertson

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Governance, Nominating, Compensation and QLCC Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ David James
David James, Secretary

Date	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	November 23, 2020

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund and The Government Street Mid-Cap Fund)

Date	November 23, 2020

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	November 23, 2020

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	November 23, 2020

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	November 23, 2020

*	Print the name and title of each signing officer under his or her signature.